UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Both Extended Stay America, Inc. and ESH Hospitality, Inc. have securities that have been registered under the Securities Act of 1933, as amended, which are publicly traded and listed on the NASDAQ Global Select Market as paired shares. Each paired share consists of one share of common stock of Extended Stay America, Inc. that is attached to and trades as a single unit with one share of Class B common stock of ESH Hospitality, Inc. Accordingly, the Proxy Statements of Extended Stay America, Inc., and its controlled subsidiary, ESH Hospitality, Inc., are each included in this filing on Schedule 14A. Each registrant hereto is filing on its own behalf all of the information contained in this filing that relates to such registrant. Each registrant hereto is not filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

notice of 2019 annual meeting of shareholders and proxy statement extended STAY AMERICA®

notice of

annual meeting

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

www.aboutstay.com

Notice Of Annual Meeting Of Shareholders

To Be Held On May 30, 2019

Extended Stay America, Inc. will hold its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 30, 2019 at 8:00 a.m. (Eastern Daylight Time), at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

>	To elect seven directors to hold office until the 2020 annual meeting of shareholders or until their successors are duly elected and qualified;

>	To approve, on an advisory basis, the compensation paid to our named executive officers;

>	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

>	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 11, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 25, 2019.

By Order of the Board of Directors,

Christopher N. Dekle

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 25, 2019

2019 PROXY STATEMENT | iii

proxy

summary

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Extended Stay America, Inc., a Delaware corporation, of proxies to be voted at our 2019 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). Unless the context otherwise requires, all references in this Proxy Statement to the “Corporation,” “Extended Stay America,” “Extended Stay,” “we,” “us,” and “our” refer to Extended Stay America, Inc. and its subsidiaries, excluding ESH Hospitality, Inc. (“ESH REIT”). All references in this Proxy Statement to the “Company” refer to the Corporation, ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.esa.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2018 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2018, are available free of charge on the investor relations section of our website (www.aboutstay.com) or at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO RETURN A WRITTEN PROXY CARD BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

iv | 2019 PROXY STATEMENT

proxy summary

ANNUAL MEETING OF SHAREHOLDERS

MAY 30, 2019, 8:00 A.M. (EASTERN DAYLIGHT TIME)

Everett Building, Suite 100

11525 N. Community House Road

Charlotte, North Carolina 28277

Purposes:

To elect seven directors to hold office until the 2020 annual meeting of shareholders or until their successors are duly elected and qualified	To approve, on an advisory basis, the compensation paid to our named executive officers	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on the Corporation’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of the Corporation’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

2019 PROXY STATEMENT | v

2018 year in review

Extended Stay America is the largest integrated owner/operator of company-branded hotels in North America. Our business operates in the extended stay segment of the lodging industry, and as of December 31, 2018, we owned and operated 554 hotel properties comprising approximately 61,500 rooms located in 40 states across the United States and franchised or managed 73 hotel properties for third parties comprising approximately 7,500 rooms.

All 627 system-wide hotels operate under the Extended Stay America brand, which serves the mid-price extended stay segment and accounts for approximately 40% of the segment by number of rooms in the United States. For the year ended December 31, 2018, we had total revenues of approximately $1.3 billion, net income of approximately $211.8 million and Adjusted EBITDA of approximately $599.7 million.

Extended Stay America-branded hotels are designed to provide an affordable and attractive alternative to traditional lodging or apartment accommodations and are targeted toward self-sufficient, value-conscious guests who need lodging for more than a week. All Extended Stay America-branded hotels feature fully-furnished rooms with in-room kitchens, complimentary grab-and-go breakfast, free Wi-Fi, flat screen TVs and on-site guest laundry. Our guests include business travelers, leisure travelers, professionals on temporary work or training assignments, persons relocating, temporarily displaced or purchasing a home and anyone else in need of temporary housing. For the year ended December 31, 2018, approximately 37.0%, 21.1% and 41.9% of our owned hotel room revenues were derived from guests with stays from 1-6 nights, from 7-29 nights, and for 30 or more nights, respectively.

We seek to drive our competitive advantage by targeting our product offering to an underserved market segment and by driving economies of scale through our national distribution and concentration of multiple hotels in individual markets. We focus on continually improving our product and service, improving marketing efforts and driving room rates. In addition to owning and operating hotels, we have increased, and plan to continue to increase, our distribution through the ongoing development of our fee-based income stream pursuant to which we franchise our brand name to unaffiliated third-parties and, in some instances, manage these hotels on behalf of our franchisees. We also seek to increase our efficiency and the overall quality of our real estate portfolio by selling non-strategic hotels over time, in some cases franchising our brand name to, or managing sold hotels for, the buyers.

$1.3 billion	$211.8 million	$599.7 million
2018 revenues	2018 net income	2018 Adjusted EBITDA

vi | 2019 PROXY STATEMENT

2018 year in review

BUSINESS HIGHLIGHTS

In 2018, we continued to drive excellent top and bottom line operating results while also making substantial progress on our ESA 2.0 initiatives. Operationally, we grew Comparable system-wide RevPAR by 2.0%. Net income per Extended Stay America, Inc. diluted common share grew by 43.9% to $0.59 per share, Adjusted FFO per Diluted Paired Share grew 9.4%, and Adjusted Paired Share Income per Diluted Paired Share grew by 14.4%. The cash flow generated by these results enabled us to increase our dividend for the fourth consecutive year, to an annualized $0.88 per Paired Share.

Together with share repurchases, these dividends allowed us to return approximately $250 million to Paired Share holders in 2018—even while retiring over $147 million in debt and investing over $200 million in capital expenditures.

At the same time, we continued to develop our infrastructure for our “ESA 2.0” initiatives and expanded and refreshed our portfolio through a combination of asset sales, new construction, and franchising. In 2018, we sold 72 properties, and entered into long-term franchise or management agreements with substantially all of these properties, and acquired two properties. In addition, we grew our hotel pipeline to 57 hotels as of December 31, 2018, of which four hotels are expected to open in late 2019. Finally, we commenced our current cyclical hotel renovation program in the fourth quarter of 2018. This renovation program includes four potential renovation packages, which will be evaluated on a hotel-by-hotel basis in order to assess the potential return for each asset based on multiple market and hotel specific variables.

Adjusted EBITDA, Adjusted FFO per Diluted Paired Share, and Adjusted Paired Share Income per Diluted Paired Share (collectively, the “Non-GAAP Financial Measures”) are non-GAAP measures. We believe that these measures provide useful information regarding results of operations and useful information with respect to management’s ability to evaluate ongoing performance compared to other lodging companies, hotel owners, and other capital-intensive companies, including those which include a REIT as part of their legal entity structure. These measures are not recognized terms under U.S. GAAP. These measures, as calculated by the Company, may not be comparable to the same measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, net income, net income per share or any other measure of the Company, the Corporation, or ESH REIT calculated in accordance with GAAP. The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with GAAP. For reconciliations of these measures to the most comparable GAAP measures, see “Reconciliation of Non-GAAP Measures.”

2019 PROXY STATEMENT | vii

2018 year in review

GOVERNANCE HIGHLIGHTS

We continue to be an independent public company with a fully independent Board (other than one seat for our President and CEO) and Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors. All three of our Audit Committee members are “financial experts” as defined by SEC rules. Three of our seven Board seats continue to be held by women.

We continue our practice of asking for your “say-on-pay” advice annually instead of on the minimum three-year cycle required by SEC rules.

COMPENSATION HIGHLIGHTS

We have continued the use in our long-term incentive plan of a performance measure based on total shareholder return that we believe best reflects your long-term priorities. We continue to maintain a clawback policy that requires named executive officers (“NEOs”) to return excess compensation if a financial restatement indicates that the NEO received greater compensation than he or she actually earned. Equity grants made in 2018 and thereafter continue to have a “double-trigger,” requiring that an NEO cease employment in connection with a change in control in order to be entitled to accelerated vesting under our incentive plans.

Finally, with Jonathan Halkyard’s appointment as President and CEO on January 1, 2018, we implemented a CEO pay package that does not involve above-market up-front stock grants, reflects benchmarking against the competitive market, is programmatically consistent with the compensation we pay our other executives, and is aligned with your interests as shareholders

ENVIRONMENTAL AND SOCIAL HIGHLIGHTS

2018 marked the seventh year of our program to invest in energy and water conservation projects. Since 2012, we have focused our efforts on multiple opportunities including investments in:

> low-flow shower heads and toilets;

> interior lighting upgrades to energy-saving LED bulbs and fixtures;

> exterior parking area upgrades to energy-saving LED lighting;

> condensing and tankless hot water heaters that minimize unnecessary heating;

> guest room occupancy controls that save energy on unused rooms;

> battery storage to increase battery life;

> high-efficiency heating, ventilation, and air conditioning (HVAC) equipment; and

> high-efficiency laundry equipment.

In addition to improving comfort, safety and security for our guests, these measures have resulted in substantial savings in natural resource use. In 2018, our annual savings compared to pre-2012 usage include:

> Electricity: 46,873,516 kwh/yr

> Natural Gas: 88,104 mmbtu/yr

> Water: 349,957,355 gallons/yr

46,873,516 kwh/yr electricity savings	349,957,355 gallons/yr water savings

viii | 2019 PROXY STATEMENT

2018 year in review

With a passion to support a charitable cause so close to the hearts of its employees, in 2013 Extended Stay America partnered with the American Cancer Society to create the Hotel Keys of Hope® program, which provides free and deeply discounted hotel stays for cancer patients in need of treatment away from home. To date, Extended Stay America has donated over 130,000 hotel room nights throughout the US, helping over 17,000 patients and their families save over $7.5 million in lodging costs.

SHAREHOLDER OUTREACH AND ENGAGEMENT HIGHLIGHTS

Our large base of institutional shareholders enables us to actively engage with them on a regular basis. In 2018, our senior management and investor relations team participated in over

300 investor meetings and calls, in addition to calls with sell-side analysts. These calls included:

>	over 35 touchpoints with our ten largest current shareholders

>	over 30 additional touchpoints with our 11th through 25th largest shareholders

>	over 120 additional touchpoints with other current shareholders

>	approximately 200 touchpoints with potential shareholders

We also worked to maintain our visibility in the investment community by participating in:

>	13 equity conferences

>	3 leverage finance conferences

>	non-deal roadshows in New York City, Boston, Baltimore, Philadelphia, Los Angeles, San Francisco, Chicago, Denver, Kansas City, Milwaukee and Madison

2019 PROXY STATEMENT | ix

x | 2019 PROXY STATEMENT

2019 PROXY STATEMENT | xi

xii | 2019 PROXY STATEMENT

proposal 1:

election of directors

1

Proposal No. 1

The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

Recommendation

The Board unanimously recommends that you vote “FOR” the election of all seven nominees listed on the Proxy Card.

Our Board has nominated seven people for election as directors at the Annual Meeting. Each nominee is currently a director of the Corporation. If elected, each nominee will hold office until the next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, subject to a director’s earlier death, resignation or removal. Each nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each nominee meets the qualifications that have been established for service on our Board. As demonstrated in the following biographies, we believe that the nominees have professional experience in areas that are highly relevant to our strategy and operations, and bring skills and other attributes that make them outstanding candidates to serve on our Board.

2019 PROXY STATEMENT | 1

The following table summarizes information about our nominees as of April 11, 2019. Detailed biographies of each nominee follow.

Name	Age	Director Since	Audit Committee		Compensation Committee	Nominating and Corporate Governance Committee	Independent?

Jonathan S. Halkyard President and Chief Executive Officer	54	2018

Douglas G. Geoga Board Chair	63	2013					✓

Kapila K. Anand Director	65	2016			Chair		✓

Ellen Keszler Director	56	2018	Member	*		Member	✓

Jodie W. McLean Director	50	2017	Member	*	Member		✓

Thomas F. O’Toole Director	60	2017			Member	Chair	✓

Richard F. Wallman Director	68	2013	Chair	*		Member	✓

*Audit	Committee financial expert

Mr. Halkyard, Mr. Geoga, and Ms. Anand also sit on the Board of Directors of ESH REIT. Under our Corporate Governance Guidelines (as defined below), service on our Board and the Board of ESH REIT constitute a single directorship for purposes of overboarding calculations.

2 | 2019 PROXY STATEMENT

NOMINEES

Our Board has affirmatively determined that each of our directors other than Mr. Halkyard is independent under the rules of the SEC and the NASDAQ Global Select Market (“NASDAQ”). Detailed information regarding each nominee as of April 11, 2019 is set forth below.

Jonathan S. Halkyard

President and CEO

Other directorships: Dave & Buster’s Entertainment, Inc.

Skills and expertise: Corporate finance, capital markets, operations, strategy, governance, lodging, gaming

Mr. Halkyard has served as President and Chief Executive Officer of the Corporation and of ESH REIT since January 2018. Mr. Halkyard previously served as Chief Financial Officer of the Corporation and ESH REIT from

January 2015 to December 2017, as Chief Operating Officer of the Corporation from October 2013 to December 2014, and as the Interim Chief Financial Officer of the Corporation and ESH REIT from July 2014 to December 2014. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (from 2002 to 2005), Treasurer (from 2003 to 2010), Senior Vice President (from 2005 to 2010), Executive Vice President (from 2010 to 2012) and Chief Financial Officer (from 2006 to 2012).

As our President and Chief Executive Officer with deep experience in adjacent hospitality industries, and as a former Chief Financial Officer of three public companies, Mr. Halkyard provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture. As a result of his day-to-day involvement in the operations of the business, he performs a critical role in Board discussions regarding strategic planning and development for the Company.

2019 PROXY STATEMENT | 3

Douglas G. Geoga

President and CEO, Salt Creek Hospitality, LLC

Independent Board Chair

Audit Committee Financial Expert

Other directorships: Kemper Corporation (Audit Committee and Investment Committee) (retiring May 1, 2019)

Past directorships: Foundations Recovery Network, LLC (Executive Chair 2012-2015), Carefree Communities LLC (Advisory Board Member 2013-2016)

Skills and expertise: Lodging; operations; real estate development; finance; marketing; branding; corporate governance

Mr. Geoga has served as Chair of the Board of the Corporation since July 2013 and as Chair of the Board of Directors of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chair of our predecessor entities, ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”), from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Mr. Geoga also serves as a consultant to Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, then both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects.

Mr. Geoga’s history as President of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

4 | 2019 PROXY STATEMENT

Kapila K. Anand

Retired Partner, KPMG

Independent Director

Audit Committee Financial Expert

Other directorships: Women Corporate Directors Education and Development Foundation (Lead Director), Omega Healthcare Investors, Inc. (Audit Committee), Elanco Animal Health Inc. (Audit Committee Chair)

Non-profit boards: Rush University Medical Center, US Fund for UNICEF

Past directorships: KPMG LLP—Americas, KPMG LLP—U.S., Franciscan Ministries, KPMG Foundation (Chair), Chicago Network (Chair)

Skills and expertise: Lodging, real estate, REITs, accounting, finance, risk management, corporate governance, internal controls over financial reporting

Ms. Anand has served as a director of the Corporation since July 2016 and as a director of ESH REIT since May 2017. Ms. Anand was a partner at KPMG LLP until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles in addition to her role as a partner, including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016).

Ms. Anand’s extensive experience serving a diverse group of real estate, gaming, private equity and hospitality clients on numerous audit and advisory projects, including strategic planning, construction and development risk assessments, enterprise risk management, internal controls and corporate governance, brings to the Board a significant understanding of the financial, real estate and corporate governance issues and risks that affect the Corporation.

2019 PROXY STATEMENT | 5

Ellen Keszler

President and CEO, Clear Sky Associates

Independent Director

Audit Committee Financial Expert

Other directorships: PROS Holdings, Inc. (Audit Committee, Nominating and Corporate Governance Committee)

Past directorships: North Texas Public Broadcasting (Finance Committee Chair)

Skills and expertise: Distribution, technology, revenue management, travel and tourism, finance

Ms. Keszler has served has a director of the Corporation since February 2018. Ms. Keszler has served as the President and Chief Executive Officer of Clear Sky Associates, a management and strategy consulting firm focused on the technology and travel industries, since 2008. Previously, Ms. Keszler served as President of Travelocity Business from 2003 to 2007. From 2000 to 2003, Ms. Keszler served as Senior Vice President - North American Division of Sabre Travel Network. From 1987 to 2000, Ms. Keszler held various finance roles at Sabre Holdings, American Airlines and JCPenney. These functions included financial planning, strategic analysis, treasury, mergers and acquisitions, and financial operations. Additionally, she serves as an advisor to numerous travel technology startup companies.

Ms. Keszler’s extensive experience in technology, revenue management, customer engagement, and finance brings to the Board a significant understanding of issues and risks that affect the Corporation.

Jodie W. McLean

CEO and Director, EDENS

Independent Director

Audit Committee Financial Expert

Other directorships: International Council of Shopping Centers (Trustee), Wofford College Urban Land Institute, (Trustee), Cushman & Wakefield plc

Skills and expertise: Real estate development, retail, consumer trends

Ms. McClean has served as a director of the Corporation since June 2017. Ms. McLean has served as the Chief Executive Officer of EDENS, a private commercial real estate company that develops, owns, and operates retail community shopping centers in primary markets across the country, since 2015. She joined EDENS in 1990 and has held various positions including Chief Investment Officer from 1997 to 2015 and also President from 2002 to 2015.

Ms. McLean’s extensive experience in consumer retail trends, customer engagement, real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

6 | 2019 PROXY STATEMENT

Thomas F. O’Toole

Executive Director of the Program for Data Analytics and Clinical Professor of Marketing, Kellogg School of Management at Northwestern University

Independent Director

Other directorships: Alliant Energy Corporation, LSC Communications, LLC

Skills and expertise: Lodging business; travel industry; revenue strategy, marketing; distribution; customer data analytics; customer loyalty; branding; information systems

Mr. O’Toole has served as a director of the Corporation since May 2017. Since September 2018 he has held the positions of Executive Director of the Program for Data Analytics and Clinical Professor of Marketing at the Kellogg School of Management of Northwestern University. He held the position of Senior Fellow and Clinical Professor of Marketing at Kellogg from November 2016 to September 2018. He has also served as a Senior Advisor to McKinsey & Company since January 2017.

Mr. O’Toole served as Chief Marketing Officer and Senior Vice President of United Airlines from January 2015 to December 2016, and President of MileagePlus Holdings, LLC from April 2012 to December 2016, of United Continental Airlines, Inc., a global air carrier. Mr. O’Toole joined United Airlines in 2010, serving as Senior Vice President, Marketing and Loyalty from 2012 to 2015, Chief Operating Officer of Mileage Plus Holdings, LLC from 2010 to 2012 and Chief Marketing Officer in 2010. At United Airlines, he was responsible for brand development, marketing, ancillary revenue, ecommerce, digital channels, loyalty, co-brand credit cards, customer data analytics and related functions. Prior to that, he served as an advisor with Diamond Management & Technology Consultants, a management and technology consulting firm, from 2009 to 2010. Mr. O’Toole served in various positions of increasing responsibility at Hyatt Hotels Corporation from 1995 to 2008, including as Chief Marketing Officer and Chief Information Officer from 2006 to 2008.

Mr. O’Toole’s extensive travel industry, hospitality and marketing experience in C-level positions brings to the Board a broad and deep understanding of the commercial, operational and strategic imperatives of running a large scale corporation in the travel industry and hospitality category.

2019 PROXY STATEMENT | 7

Richard F. Wallman

CFO, Honeywell International Inc. (Ret.)

Independent Director

Audit Committee Financial Expert

Other directorships: Roper Industries, Inc., Boart Longyear Limited (Audit Committee Chair), Wright Medical Group N.V. (Audit Committee), Charles River Laboratories International, Inc.

Past directorships: Convergys Corporation

Skills and expertise: Corporate finance and accounting; corporate governance; internal controls over financial reporting

Mr. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT from November 2013 to May 2016. He previously served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect the Corporation. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi- industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

8 | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that the Corporation is managed for the long-term benefit of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of NASDAQ, the stock exchange on which our Paired Shares are traded.

The Board directs and oversees the management of the business and affairs of the Corporation in a manner consistent with the best interests of the Corporation and its shareholders. In this oversight role, the Board serves as the ultimate decision-making body of the Corporation, except for those matters reserved to or shared with the Corporation’s shareholders.

We have adopted the Extended Stay America, Inc. Corporate Governance Guidelines (as amended from time to time, the “Corporate Governance Guidelines”), which provide a framework for the governance of the Corporation as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

>	the composition, structure and policies of the Board and its committees;

>	director qualification standards;

>	expectations and responsibilities of directors;

>	management succession planning;

>	the evaluation of Board performance;

>	our director resignation policy; and

>	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

The Corporate Governance Guidelines are posted on the investor relations section of our website at www.aboutstay.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee at least annually to ensure that they effectively promote the best interests of both the Corporation and the Corporation’s shareholders and that they comply with all applicable laws, regulations and NASDAQ requirements.

Stock Ownership Guidelines

To further align the interests of our independent directors and our shareholders, the Board has adopted stock ownership guidelines under which independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal three times annual cash compensation.

2019 PROXY STATEMENT | 9

No Hedging Policy

The Corporation’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of the Corporation from effecting hedging or similar monetization transactions with respect to Paired Shares.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer (our President and CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the investor relations section of our website at www.aboutstay.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to disclose the amendment or waiver on our website.

Board of Directors and Director Independence

The Board consists of seven directors, all of whom have been nominated for re-election at the Annual Meeting. Our Second Amended and Restated Bylaws provide that directors are elected at the annual meeting of shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal.

The Corporate Governance Guidelines define an “independent” director in accordance with the NASDAQ corporate governance rules for listed companies and require the Board to review and make an affirmative determination as to the independence of each director at least annually. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Corporation and has not engaged in various types of business dealings with the Corporation or certain other related party transactions with the Corporation. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board broadly considers all relevant facts and circumstances, including information provided by the directors and the Corporation with regard to each director’s business and personal activities as they may relate to the Corporation and the Corporation’s management. The Board may delegate independence determinations to the Nominating and Corporate Governance Committee to the extent permitted by NASDAQ.

Our Board has affirmatively determined that each of our directors other than Mr. Halkyard is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable rules of the SEC and NASDAQ.

Board Leadership Structure

We do not have a policy as to whether the role of the Board Chair and the Chief Executive Officer should be separate or combined. The Board may select its Chair and Chief Executive Officer in any way it considers to be in the best interests of the Corporation. At this time, we believe it is beneficial to separate the Chair and Chief Executive Officer in order to enhance the Chair’s oversight capability. Mr. Halkyard serves as our Chief Executive Officer and Mr. Geoga serves as Board Chair. The Board believes this

10 | 2019 PROXY STATEMENT

leadership structure, which separates the Chair and Chief Executive Officer roles, is appropriate corporate governance for us at this time. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Halkyard and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant. If the Board determines that it is in the best interests of our shareholders to combine the positions of Chair and Chief Executive Officer, the independent directors will designate a Lead Independent Director.

Board Oversight of Risk Management

The Board oversees, and provides direction with respect to, management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Board and applicable committees periodically receive management reports on our business operations, financial results and strategic plans.

The Board delegates appropriate aspects of its oversight responsibility to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing, among other things, our financial statements, our auditing, accounting and financial functions and reporting processes, including our systems of internal controls for financial reporting, our compliance with legal and regulatory requirements, our enterprise risk management framework, and our cybersecurity risk framework. In particular, the Audit Committee periodically reviews and discusses with management the internal audit function and the independent auditor, as applicable, our major financial risk exposure and the guidelines and policies that management has established with respect to risk assessment and risk management. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become directors and selecting, or recommending to the Board for its selection, the director nominees for the next annual meeting of shareholders or to fill vacancies or newly created directorships that may occur between such meetings, including reviewing and making recommendations to the Board whether members of the Board should stand for re-election. The Board then nominates candidates each year for election or re-election by shareholders or appoints new Board members to fill vacancies. In identifying prospective director candidates, the Committee may seek referrals from other

2019 PROXY STATEMENT | 11

members of the Board, management and third-party sources. The Committee may, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Board. The Committee retained Ferguson Partners Ltd., to assist with candidate searches from December 2016 to March 2018. The Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not maintain a fixed set of qualifications for director nominees other than the minimum individual qualifications described below. In considering candidates for the Board, the Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert” as that term is defined by SEC rules), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Committee also may consider the current size, composition and combined expertise of the Board and the extent to which a candidate would fill a present need on the Board. In particular, the Committee may consider the requirements that the members of the Board as a group maintain the requisite qualifications under the applicable NASDAQ listing standards for independence for the Board as a whole and for appointing individuals to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Although the Nominating and Corporate Governance Committee considers diversity of background and experiences, neither the Corporate Governance Guidelines nor the Nominating and Corporate Governance Committee Charter include a formal diversity policy.

The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Corporation’s business and structure.

The Nominating and Corporate Governance Committee will consider candidates suggested by shareholders and will evaluate such candidates on a basis substantially similar to that which it uses to evaluate other nominees. Any shareholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting a recommendation in writing to the Chair of the Nominating and Corporate Governance Committee. See “Communications with the Board” below for how to communicate with the Chair of the Nominating and Corporate Governance Committee. Recommendations should include any information the shareholder believes would be helpful to the Committee in evaluating the candidate and must include information that would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate, including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as director if elected. If the Nominating and Corporate Governance Committee determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included on the proxy card for our next annual meeting in accordance with the procedures set forth in our Second Amended and Restated Bylaws. Shareholders may also directly nominate directors for election at the Corporation’s annual shareholders meeting by following the provisions set forth in our Second Amended and Restated Bylaws, whose qualifications the Nominating

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and Corporate Governance Committee will consider. See “Frequently Asked Questions—What is the deadline under our Second Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or to propose other matters to be considered at our 2020 annual meeting of shareholders?” for additional information.

Proxy Access Director Nominations

In addition to advance notice procedures, our Second Amended and Restated Bylaws also include provisions permitting, subject to certain specified terms and conditions, shareholders who have maintained continuous qualifying ownership of at least 3% of outstanding common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Eligible shareholders who wish to nominate a proxy access candidate must follow the procedures described in our Second Amended and Restated Bylaws. Proxy access candidates and the shareholder nominators meeting the qualifications and requirements set forth in our Second Amended and Restated Bylaws will be included in the Corporation’s proxy statement and ballot. To be timely, an eligible shareholder’s proxy access notice must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in our Second Amended and Restated Bylaws.

Meetings of the Board and Committees

During 2018, the Board held four regular meetings and one telephonic special meeting, in addition to taking various actions by unanimous written consent. During 2018, each incumbent director attended at least 75% of the total meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served during the period of his or her service on the committee. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2018 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chair of executive sessions. Independent directors meet in an executive session that excludes management and affiliated directors, if any, at least once per year.

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Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chair of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Corporation, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chair will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is composed solely of independent directors. Each committee operates under its own written charter approved by the Board, copies of which are available on the investor relations section of our website at www.aboutstay.com.

The following table shows the current membership of each committee of our Board and the number of meetings held by each committee during 2018:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Kapila K. Anand		Chair

Ellen Keszler	Member		Member

Jodie W. McLean	Member	Member

Thomas F. O’Toole		Member	Chair

Richard F. Wallman	Chair		Member

Number of 2018 Meetings†	7	4	4

†	During 2018, each committee also took actions by unanimous written consent.

Audit Committee

The Audit Committee currently consists of Mr. Wallman, Ms. Keszler, and Ms. McLean. Mr. Wallman is the Chair of the Audit Committee. The Board has determined that each Audit Committee member qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Board has further determined that all three members of the Audit Committee are “independent” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NASDAQ listing standards.

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The principal duties and responsibilities of the Audit Committee are set forth in its written charter, and include, among other things, to oversee and monitor:

>	the integrity and adequacy of our auditing, accounting and financial reporting processes and internal control systems;

>	the quality and integrity of our financial statements;

>	the independence, qualifications and performance of our independent auditor;

>	the performance of our internal audit function;

>	our enterprise risk management framework and our policies and procedures for risk management; and

>	our compliance with legal, ethical and regulatory matters.

The Audit Committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions—Related Party Transaction Policy.” Additional information about the responsibilities of the Audit Committee and its activities during 2018 are also described in the Audit Committee Report contained in this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Ms. Anand, Ms. McLean, and Mr. O’Toole. Ms. Anand is the Chair of the Compensation Committee. The Board has determined that each Compensation Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Compensation Committee are set forth in its written charter, and include, among other things:

>	to establish and review our overall compensation philosophy;

>

to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and the executive’s performance in light of those established goals and objectives;

>	to review and approve executive compensation programs and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

>

to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of the Corporation;

>	to review and make recommendations to the Board with respect to any shareholder proposals regarding executive compensation;

>	to oversee the preparation of compensation disclosures required in accordance with the rules of the SEC; and

>	to provide regular reports to the Board and take such other actions as are necessary and consistent with governing law and the Corporation’s organizational documents.

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The Compensation Committee has the authority to and does engage the services of independent advisors, experts and others to assist it from time to time. In accordance with this authority, the Compensation Committee has engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant, as described under “Executive Compensation—Compensation Discussion and Analysis—Our Decision Making Process.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ms. Keszler, Mr. O’Toole, and Mr. Wallman. Mr. O’Toole is the Chair of the Nominating and Corporate Governance Committee. The Board has determined that each Nominating and Corporate Governance Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, and include, among other things:

>	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

>	to make recommendations regarding candidates submitted by our shareholders;

>	to review the adequacy of the certificate of incorporation and bylaws and recommend to the board any proposed amendments for consideration by the shareholders;

>	to periodically review the Corporate Governance Guidelines and the charter, composition and performance of each committee of the Board;

>	to make recommendations to the Board regarding Board governance matters and practices; and

>	to oversee the evaluation of the Board and management.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2018, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Director Compensation

At the Board’s regular meeting in May 2018, the Compensation Committee affirmed the existing director compensation program that provides the following:

>

Except as provided below, each independent director receives an annual cash retainer of $90,000 and an annual equity retainer with a value at grant of $100,000. Equity retainers are granted in restricted stock units that vest one year from the day of the grant.

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>	The Chairs of the Board and of each Committee receive an additional cash retainer in the following amounts:

Chair	Additional cash retainer

Board	$25,000

Audit Committee	$15,000

Compensation Committee	$10,000

Nominating and Corporate Governance Committee	$7,500

The Board Chair does not receive any additional cash retainer to the extent he or she serves as a Committee Chair.

>

Mr. Geoga and Ms. Anand also serve on the Board of Directors of ESH REIT. Although the Boards of Directors of the Corporation and ESH REIT represent different interests, there is substantial overlap in the materials upon which the members of each Board of Directors rely in preparing for meetings and otherwise serving as directors. Recognizing that the incremental work required to serve on the second board is less than twice the effort of serving on a single board, Mr. Geoga and Ms. Anand each receive a total annual cash retainer of $120,000 and an annual equity retainer with a value at grant of $150,000 for their service on both Boards, the cost of which is split evenly between the Corporation and ESH REIT. The compensation paid to Ms. Anand and Mr. Geoga for serving as Committee or Board Chairs is not affected.

The Compensation Committee previously adopted an amendment to the director compensation program permitting each director to receive the value of his or her cash retainers in Paired Shares.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2018.

Director	Fees earned or paid in cash	Stock Awards(1)		All Other Compensation(2)	Total

Douglas G. Geoga	$—	$73,537	(3)	$85,000	$158,537

Kapila K. Anand	$69,375	$73,537	(4)	$—	$142,912

Ellen Keszler	$76,750	$119,802	(5)	$—	$196,552

Jodie W. McLean	$—	$98,043	(6)	$90,000	$188,043

Thomas F. O’Toole	$—	$98,043	(7)	$95,625	$193,668

Richard F. Wallman	$—	$98,043	(8)	$105,000	$203,043

Jonathan S. Halkyard(9)	$—	$—		$—	$—

(1)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2018 of the Corporation and ESH REIT.

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(2)	The amounts included in the “All Other Compensation” column represent the fair value of shares issued in lieu of cash at the election of each Board member.

(3)

On May 15, 2018, Mr. Geoga was granted 3,775 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(4)

On May 15, 2018, Ms. Anand was granted 3,775 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(5)

On May 15, 2018, Ms. Keszler was granted 6,150 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(6)

On May 15, 2018, Ms. McLean was granted 5,033 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(7)

On May 15, 2018, Mr. O’Toole was granted 5,033 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(8)

On May 15, 2018, Mr. Wallman was granted 5,033 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(9)

Mr. Halkyard did not receive any compensation for services rendered during 2018 as a director of the Corporation. Mr. Halkyard’s compensation for services rendered as President and Chief Executive Officer of the Company is reported in the Summary Compensation Table.

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proposal 2:

say-on-pay

2

Proposal No. 2

An advisory vote on the Corporation’s executive compensation.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve, on an advisory basis, the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules.

Section 14A of the Exchange Act requires the Corporation to request shareholder approval, on an advisory basis, of the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly known as a “say-on-pay” proposal.

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of the Corporation’s prior shareholder advisory votes on executive compensation. Our most recent say-on-pay vote was held in 2018 and yielded an approval by 97.02% of the votes cast, a considerable improvement from our 2017 say-on-pay vote. The Committee considers these results to reflect substantial shareholder support of the Corporation’s executive compensation program, and has continued to consider shareholder feedback when reviewing, designing and implementing our executive compensation program.

The Compensation Discussion and Analysis (“CD&A”) beginning on page 22 of this Proxy Statement sets forth detailed information about our executive compensation program.

Our executive compensation program is designed to (i) attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. We believe that our executive compensation program accomplishes those ends while remaining strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon the Corporation. However, our Compensation Committee will continue to use shareholder feedback, both as expressed by your say-on-pay vote and as provided directly to us, as an important consideration in making future NEO compensation decisions.

The Board therefore recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of the Corporation approve, on an advisory basis, the executive compensation of the Corporation’s NEOs as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion contained in this Proxy Statement.

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EXECUTIVE OFFICERS

The following table sets forth, as of April 11, 2019, the name and age of our executive officers and the positions and offices they currently hold:

Name	Age	Position

Jonathan S. Halkyard	54	President and Chief Executive Officer

Brian T. Nicholson	49	Chief Financial Officer

Kevin A. Henry	51	Executive Vice President and Chief Human Resources Officer

Christopher N. Dekle	47	General Counsel and Corporate Secretary

M. Thomas Buoy	50	Executive Vice President, Revenue

James G. Alderman Jr.	54	Chief Asset Merchant

Ames B. Flynn	54	Executive Vice President, Shared Services

Howard J. Weissman	50	Corporate Controller and Chief Accounting Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 11, 2019:

Brian T. Nicholson has served as the Chief Financial Officer of the Corporation and ESH REIT since May 2018. Mr. Nicholson previously served as Chief Financial Officer of The Fresh Market, Inc. from September 2016 to May 2018, where he also served as Interim Chief Executive Officer from June 2017 to September 2017. From September 2015 to July 2016, Mr. Nicholson was the Executive Vice President and Chief Financial Officer of Driven Brands, Inc. From June 2012 to September 2015, Mr. Nicholson was the Vice President of Financial Planning & Analysis for the Corporation. He previously served in finance, strategy, and consulting roles for The Fresh Market, Inc. and ScottMadden, Inc.

Kevin A. Henry has served as Executive Vice President and Chief Human Resources Officer of the Corporation since August 2014. From December 2010 to August 2014, Mr. Henry served as Senior Vice President and Chief Human Resources Officer of Snyder’s-Lance, Inc., a national snack food company. From January 2010 to December 2010, he served as Chief Human Resources Officer of Lance, Inc. Prior to that, Mr. Henry served in a variety of positions at Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, including as Chief Human Resources Officer from 2007 to 2010 and Senior Vice President of Human Resources from 2001 to 2007.

Christopher N. Dekle has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since June 2018. Mr. Dekle has previously served as Deputy General Counsel, Vice President and Assistant Secretary from October 2013 to June 2018. He previously served as General Counsel and Vice President from April 2010 to October 2013, as Assistant General Counsel from January 2007 to April 2010, and Corporate Counsel from July 2005 to December 2007 at HVM LLC. From 2003 to 2005, he was General Counsel for Employers Life Insurance Corporation. From 1997 to 2003, Mr. Dekle was in private practice.

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M. Thomas Buoy has served as Executive Vice President, Revenue since October 2017, overseeing Revenue Management, Sales and Call Center operations. Prior to this role, Mr. Buoy was Executive Vice President, Marketing and Revenue Management since October 2016. He served as Executive Vice President, Pricing and Revenue Optimization of the Corporation from November 2013 to October 2016 and served in the same position at HVM LLC from August 2011 to November 2013. From 1999 to August 2011, Mr. Buoy held various positions with Morgans Hotel Group Co. (formerly Ian Schrager Hotels). He served as Senior Vice President of Customer Market and Revenue Management (from 2007 to 2011), Senior Vice President of Distribution and Revenue Management (from 2005 to 2007), Vice President of Distribution and Revenue Management (from 2002 to 2005) and Corporate Director of Revenue Management (from 1999 to 2002). Prior to that, Mr. Buoy served as a Manager in Ernst & Young’s Hospitality Services Group from 1997 to 1999.

James G. Alderman Jr. has served as Chief Asset Merchant of the Corporation and ESH REIT since November 2016. He previously served as Chief Development Officer of Kimpton Hotels & Restaurants from July 2013 to November 2016. From March 2012 to July 2013, Mr. Alderman was principal of Alderman Hospitality, a hospitality real estate consulting firm. Prior to that, Mr. Alderman held various leadership positions with other lodging companies such as Wyndham Worldwide and Starwood Hotels & Resorts.

Ames B. Flynn has served as Executive Vice President, Shared Services since October 2017, overseeing IT, Marketing, Facilities and Franchise Services. Mr. Flynn joined the Corporation as Chief Information Officer in August 2013. Prior to joining the Corporation, Mr. Flynn held executive positions including Senior Vice President Chief Information Officer (from October 2012 to August 2013) at Rent-A-Center, Vice President, Digital Strategy and Business Solutions (from May 2011 to October 2012) at Michael’s Stores, Director, Retail Store Development (from 2009 to 2011) at Delhaize America, a food retailer, and Vice President, eCommerce and Special Order Sales (from 2006 to 2008) at Lowe’s Home Improvement. Mr. Flynn serves as a Board Member of Apparo, a Charlotte non-profit providing technology services to non-profits, an Advisory Board Member and Chair of CharlotteCIO, a CIO executive council, and is a past President of the Information Technology Committee, American Furniture Manufacturing Association.

Howard J. Weissman has served as Chief Accounting Officer of the Corporation and ESH REIT and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM LLC from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

This CD&A explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee for making pay decisions, as well as its rationale for specific decisions related to 2018 compensation.

2018 CD&A At-A-Glance
This year’s CD&A again reviews the objectives and elements of the Company’s executive compensation program and discusses the 2018 compensation earned by our NEOs. During 2018, we:
Successfully executed on the transition of our CEO	Seamlessly transitioned Mr. Halkyard into the role of President and CEO effective January 1, 2018
Implemented shareholder-friendly policies	Added double-trigger change-in-control vesting and clawback provisions to all 2018 equity grants
Improved the structure of our incentive plans	Beginning in 2018, eliminated performance measures that were duplicated in our incentive plans and increased the weighting of relative Total Shareholder Return (rTSR) in our long-term plan

2018 saw important achievements for the Company and our shareholders, with the Company returning approximately $250 million to our shareholders through dividends and share repurchases and improving overall financial performance. More information about these actions, our 2018 business achievements, and the resulting compensation actions taken by the Compensation Committee are summarized in the following narrative.

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In 2018 our NEOs were:

Name	Title

Jonathan S. Halkyard	President and Chief Executive Officer

Brian T. Nicholson(1)	Chief Financial Officer

David Clarkson(2)	Interim Chief Financial Officer

Kevin A. Henry	Executive Vice President and Chief Human Resources Officer

M. Thomas Buoy	Executive Vice President, Revenue

James G. Alderman Jr.	Chief Asset Merchant

(1)	On April 27, 2018, the Board of Directors approved the appointment of Mr. Nicholson as Chief Financial Officer of the Company, effective May 15, 2018.

(2)	Mr. Clarkson served in 2018 as the Interim Chief Financial Officer until the effectiveness of Mr. Nicholson’s appointment as Chief Financial Officer.

Executive Summary

2018 Say-On-Pay and Shareholder Outreach

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of the Corporation’s prior shareholder advisory votes on executive compensation.

We view a continuing, constructive dialogue with our shareholders as crucially important to ensuring that we remain aligned with their interests. With that in mind:

>	At our 2018 Annual Meeting of Shareholders, more than 97% of shares cast voted in favor of the advisory vote on executive compensation.

>

We regularly talk to shareholders and appreciate the opportunity to gain further insight and understanding into their views. In 2018 our investor relations outreach extended to over 300 investor meetings and calls.

>

We update the Compensation Committee and the Board on our conversations with investors, and this investor input, along with the feedback from its independent consultant, assists the Compensation Committee as it maintains its focus on aligning pay and performance.

>	We speak to almost all of our top 25 shareholders at least annually, which represent approximately 55% of our outstanding shares.

2019 PROXY STATEMENT | 23

2018 CEO Compensation

Mr. Halkyard was appointed as our new President and CEO effective January 1, 2018. Mr. Halkyard’s target direct compensation was set by reference to our peer group, which we describe on pages 26-27. Mr. Halkyard’s annual base salary for 2018 was $900,000, his target annual bonus opportunity was 100% of his annual base salary, and the grant date fair value of equity awarded was approximately $3,200,000. Mr. Halkyard’s target direct compensation, as compared to the target direct compensation for CEOs of our peer companies, was as follows (amounts shown in thousands):

*Peer	Group totals represent statistics which are not additive

Compensation Practices & Policies

We believe our compensation practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

We do have:	We don’t have:

Heavy emphasis on variable compensation	Significant perquisites

Performance-weighted long-term incentive awards	“Single-trigger” termination payments upon a change in control

Rigorous stock ownership guidelines	Hedging of Corporation stock

Clawback provisions	Pledging of Corporation stock

Independent compensation consultant	Multi-year guarantees for salary increases

Regular risk assessments	Tax gross-ups on termination payments following a change in control

“Double-trigger” termination payments upon a change in control	Repricing or backdating stock options without shareholder approval

Annual reviews of share utilization	Executive agreements

24 | 2019 PROXY STATEMENT

Executive Compensation Program Guidelines

Philosophy

The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Corporation, and create long-term shareholder value. To this end, our program is grounded by the following guiding principles:

Pay for Performance	A significant portion of an NEO’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and long-term business performance objectives.

Shareholder Alignment

NEOs should be compensated through pay elements (base salaries, annual and long-term equity incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

Attraction and Retention	The executive compensation program should enable the Corporation to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.

Elements of Compensation

Our compensation philosophy is supported by the following principal compensation elements:

Base salary	Base salary provides a predictable level of current income to provide the NEO with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the NEOs for achieving critical, short-term financial performance goals, as well as achieving individual objectives.

Long-term equity-based awards

Grants of time-based and performance-based restricted stock units under the Amended and Restated Extended Stay America Long-Term Incentive Plan (the “Equity Incentive Plan”) provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support the Corporation’s retention strategy.

Participation in general employee benefit programs

A standard package of employee benefits is maintained by the Corporation’s subsidiary, ESA Management LLC (together with its subsidiaries, “ESA Management”) to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

2019 PROXY STATEMENT | 25

Our Decision Making Process

The Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Committee consists entirely of independent non-employee members of the Board. The Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at the investor relations section of our website at www.aboutstay.com.

The Committee makes all final compensation and equity award decisions regarding our NEOs. The Committee, together with management, also reviews our compensation practices and policies with regard to risk management and has determined that there are no policies or practices that are likely to lead to excessive risk-taking or have a material adverse effect on the Company.

The Role of Management

While only Committee members make decisions regarding executive compensation, at the request of the Committee, members of our senior management team typically attend meetings during which executive compensation, company and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers, including the other NEOs. The CEO does not participate in the deliberations of the Committee regarding his own compensation.

The Role of the Independent Consultant

Pursuant to authority granted to it under its charter, the Committee engages Pearl Meyer as its independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules and has determined that work performed by Pearl Meyer does not create a conflict of interest.

The Role of Peer Groups

As part of our compensation philosophy, our executive compensation program is designed to attract, motivate and retain our NEOs in an increasingly competitive and complex talent market. As such, the Committee evaluates industry-specific and general market compensation practices and trends to ensure that our program remains appropriately competitive.

For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual incentive program has been designed to meaningfully reward strong annual Company performance in order to motivate participants to strive for the Company’s continued growth and profitability. In 2018, the compensation program continued to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

26 | 2019 PROXY STATEMENT

The Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of the Corporation’s practices or executive compensation levels. When determining base salaries and incentive opportunities for the NEOs, the Committee also considers the performance of the Corporation and the individual, the nature of an individual’s role within the Corporation, as well as experience and contributions in his or her current role.

For purposes of setting compensation for 2018, the Committee, based on recommendations from Pearl Meyer, approved the following Compensation Peer Group, which includes the five c-corp peer companies and twelve REIT peer companies listed below. LaSalle Hotel Properties was subsequently removed from our peer group for analyzing 2019 compensation levels following its November 2018 merger with Pebblebrook Hotel Trust.

C-Corp Peers	REIT Peers

Choice Hotels International, Inc.	Braemar Hotels & Resorts Inc.

Hilton Worldwide Holdings Inc.	Ashford Hospitality Trust, Inc.

Hyatt Hotels Corporation	Chatham Lodging Trust

Marriott International, Inc.	Chesapeake Lodging Trust

Wyndham Hotels & Resorts, Inc.	DiamondRock Hospitality Company

Hersha Hospitality Trust

Hospitality Properties Trust

Host Hotels & Resorts, Inc.

LaSalle Hotel Properties

RLJ Lodging Trust

Summit Hotel Properties, Inc.

Sunstone Hotel Investors, Inc.

2018 Executive Compensation Program in Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the NEO’s position, duties and experience, be reasonable relative to the other NEOs’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee reviews the compensation of each of the NEOs each year, including base salary, and makes changes based on performance and a review of market compensation.

2019 PROXY STATEMENT | 27

NEO	Salary Through May 4, 2018(1)	Salary Adjustment %	Salary Adjustment $	Salary Effective May 5, 2018

Jonathan S. Halkyard	$900,000	0.00%	$—	$900,000

Brian T. Nicholson	$460,000	0.00%	$—	$460,000

David Clarkson	$232,786	3.00%	$6,984	$239,770

Kevin A. Henry	$445,600	3.23%	$14,400	$460,000

M. Thomas Buoy	$432,500	3.12%	$13,500	$446,000

James G. Alderman Jr.	$418,000	2.87%	$12,000	$430,000

(1)

Mr. Halkyard’s base salary was increased from $583,495 to $900,000 on January 1, 2018 when he was promoted to CEO and President. Messrs. Clarkson, Henry, Buoy and Alderman received increases of 3.00%, 3.23%, 3.12% and 2.87%, respectively, generally consistent with company-wide increase. Mr. Nicholson did not receive a salary increase in 2018.

Annual Cash Incentive Awards

The 2018 Annual Incentive Program provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts. For 2018, each of Messrs. Halkyard, Nicholson, Henry, Buoy and Alderman was eligible to earn a target annual award equal to 100% of his annual base salary. Mr. Clarkson was eligible to earn a target annual award equal to 30% of his annual base salary. The Committee also considered market data in setting the following threshold, target and maximum award opportunities for 2018:

		Annual Incentive Opportunity

NEO	Base Salary	Threshold (30% of Target)	Target	Maximum (200% of Target)

Jonathan S. Halkyard	$900,000	$270,000	$900,000	$1,800,000

Brian T. Nicholson	$460,000	$138,000	$460,000	$920,000

David Clarkson	$239,770	$21,579	$71,931	$143,862

Kevin A. Henry	$460,000	$138,000	$460,000	$920,000

M. Thomas Buoy	$446,000	$133,800	$446,000	$892,000

James G. Alderman Jr.	$430,000	$129,000	$430,000	$860,000

The CEO and his direct reports are eligible to earn bonuses in the range of 0% to 200% of their individual annual bonus target based on (1) the achievement of the Company’s 2018 Adjusted EBITDA goal and (2) the executive’s individual performance contributions toward the achievement of the Company’s 2018 Adjusted EBITDA goal.

28 | 2019 PROXY STATEMENT

The achievement of the Company’s 2018 Adjusted EBITDA goal, which represents 80% of the individual annual incentive award, was calculated using the approved 2018 Adjusted EBITDA achievement factor.

Individual performance, which represents 20% of the individual annual incentive award, was determined based on the executive’s individual performance as evaluated by the CEO and reviewed and approved by the Compensation Committee. The outcome of this assessment could have earned the executive from 0% to 200% of this portion of the executive’s annual bonus.

Adjusted EBITDA provides a useful illustration of the Company’s financial performance and the ongoing operations of its business, since the adjustments exclude certain expenses that are not indicative of recurring core operating results. Consistent with the Compensation Committee’s philosophy to set target payout levels such that the relative difficulty of achieving the goal is anticipated to be generally consistent from year to year, for 2018, the target Adjusted EBITDA performance level represented a 2.75% increase over 2017 performance levels. Further, the target Adjusted EBITDA performance level reflects (when set) the expectations of the general economic and industry factors for the coming year and the results of management’s initiatives to improve the performance of the Company.

The following table summarizes the threshold, target and maximum Adjusted EBITDA goals, as well as actual results for fiscal 2018. Straight-line interpolation is applied for performance above threshold. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2018.

Performance Measure	Threshold	Target	Maximum	Actual

Adjusted EBITDA (in millions)	$600	$640	$660	$599

Target EBITDA was originally set in February 2018 at $640 million, representing a 2.75% increase over 2017 actual achievement. The target performance level was subsequently adjusted to $620 million during the year to reflect the disposition and acquisition of hotel properties (with corresponding adjustments in the threshold and maximum measures to $580 million and $640 million).

Based on the above results and other adjustments (principally due to severance payments related to a targeted right sizing initiative and unbudgeted consulting fees that were not contemplated in setting the original target for 2018), the Compensation Committee determined that the Corporation’s Adjusted EBITDA for performance measure was $602 million and the target was achieved at the 69% level. Messrs. Halkyard, Nicholson, Clarkson, Henry, Buoy and Alderman earned bonuses of $611,000, $188,701, $65,458, $342,792, $258,502 and $320,436, respectively. The 2018 bonuses were paid in March 2019.

Equity Incentive Awards

Our NEOs are eligible for long-term equity incentives, all of which are issued under the terms of our Equity Incentive Plan, which is designed to provide incentives for NEOs to execute on longer-term financial/ strategic goals that drive shareholder value creation and support the Corporation’s retention strategy. To this end, our approach to long-term incentive compensation includes a combination of performance-based and time-vested equity awards. Commencing with awards granted in 2018, vesting in connection with a change in control is on a “double-trigger” basis, meaning that an NEO must cease employment in connection with a change in control in order to be entitled to accelerated vesting. The following table summarizes grants made in 2018.

2019 PROXY STATEMENT | 29

Type of Equity Award	Weighting	Description

Performance-Based Restricted Stock Units	50%	> Beginning with the 2018 grant, the entire performance award vests based on rTSR against a group of peer companies over a three-year performance period.

Service-Based Restricted Stock Units	50%	> The service-based awards vest one-third per year over three years.

The table below shows the long-term incentive award values granted for fiscal 2018 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table).

NEO	Performance-Based Restricted Stock Units (rTSR) (50%)	Time-Based Restricted Stock Units (50%)	Total Value

Jonathan S. Halkyard	$1,556,158	$1,702,746	$3,258,904

Brian T. Nicholson	$—	$294,000	$294,000

David Clarkson	$31,094	$233,263	$264,357

Kevin A. Henry	$198,422	$954,450	$1,152,872

M. Thomas Buoy	$236,114	$264,711	$500,825

James G. Alderman Jr.	$186,113	$208,688	$394,801

Relative Total Shareholder Return Grants

rTSR: 2018-2020 Performance Cycle. The performance-based restricted stock units granted in 2018 are subject to rTSR targets (“rTSR RSUs”) and are eligible to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group (see list below) during the three-year performance period. Payouts can range from 0% to 150% based on the Company’s TSR achievement versus that of the peer group. If the Company’s TSR is negative, the maximum payout is limited to 100%.

Performance Level	Performance Ranking	Paired Shares Earned as a Percentage of Target

< Threshold	< 35th %tile	0%

Threshold	35th %tile	50%

Target	Median	100%

Maximum	75th %tile	150%

*	Straight-line interpolation is applied for performance between threshold and target, and target and maximum, subject to a maximum payout of 100% if the Company’s TSR is negative.

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With respect to the rTSR RSUs granted in 2018, the specific comparator group consisted of the following 17 companies: Braemar Hotels & Resorts Inc., Ashford Hospitality Trust, Chatham Lodging Trust, Chesapeake Lodging Trust, Choice Hotel International, DiamondRock Hospitality, Hersha Hospitality Trust, Hilton Worldwide Holdings, Hospitality Properties Trust, Host Hotels and Resorts, Hyatt Hotels, LaSalle Hotel Properties, Marriott International, RLJ Lodging Trust, Summit Hotel Properties, Sunstone Hotel Investors, and Wyndham Worldwide.

Achievement of Vesting for Prior Year Awards

As described above, beginning in February 2018, 100% of the performance-based portion of long-term incentive compensation vests based on achievement of rTSR.

Prior to 2018, our NEOs were granted restricted stock units subject to (i) Adjusted EBITDA performance goals (“EBITDA RSUs”) (which constituted 35% of the total number of the restricted stock units granted), one-third of which were scheduled to vest each year over a three-year period subject to annual Adjusted EBITDA goals and (ii) rTSR targets (which constituted 35% of the total number of restricted stock units granted), which are scheduled to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group selected for the year in which the award is granted.

Following the 2018 performance period, (i) the three tranches of EBITDA RSUs granted in 2016 have vested as to 75.0%, 87.9% and 69.0% for the 2016, 2017 and 2018 performance periods, respectively; (ii) of the three tranches of EBITDA RSUs granted in 2017, two have vested as to 87.9% and 69.0% for the 2017 and 2018 performance periods, respectively, and one remains subject to vesting over the 2019 performance period; (iii) the rTSR RSUs granted in 2016 have vested as to 72.2%; and (iv) the rTSR RSUs granted in 2017 and 2018 remain outstanding.

The Committee determined that based on Adjusted EBITDA for performance measure results of $602 million for the 2018 performance period, 69% of the target was earned. The table below indicates the number of Paired Shares issued in 2018 in settlement of Adjusted EBITDA RSUs granted in 2016 and 2017 (in each case, relating to the one-third of the grant that was eligible to vest over the 2018 annual performance period) based on achievement of 69% of target. The Committee also determined that with respect to the rTSRs granted in 2016, the rTSR targets, as compared against the relevant peer group, were achieved as to 72.2%.

	Vested Over the 2018 Annual Performance Period

NEO	2016 Adjusted EBITDA RSUs	2017 Adjusted EBITDA RSUs	2016 rTSR RSUs

Jonathan S. Halkyard	3,680	2,772	11,553

Brian T. Nicholson	—	—	—

David Clarkson	428	322	1,346

Kevin A. Henry	2,728	2,055	8,566

M. Thomas Buoy	1,535	1,936	4,819

James G. Alderman Jr.	—	1,947	—

2019 PROXY STATEMENT | 31

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

Because we believe holding equity interests in the Corporation will discourage executives and members of our Board from taking excessive business risks, we maintain stock ownership guidelines to encourage our key executives to own stock at least equal in value to a multiple of base salary as follows: the Chief Executive Officer, five times; the Chief Financial Officer, four times; and each of our other NEOs, three times. Shares that count towards satisfaction of these stock ownership guidelines generally include shares owned by the participant, vested restricted stock units, and unvested time based restricted units. Our NEOs generally have a five-year period to meet the holding requirements from the date they first become subject to the guideline.

Anti-Hedging Policy

We prohibit the NEOs and other executives from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Corporation has an Anti-Hedging Policy that prohibits our NEOs from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Corporation’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.

Clawback Policy

Effective January 1, 2018 we implemented a clawback policy that covers all NEOs. The policy provides that in the event of a financial restatement, the Board has the discretion to require NEOs to return compensation that had been previously paid but was beyond what would have been earned under the results reflected in the restated financial statements.

Benefit Programs

The Corporation offers executive officers, including the NEOs, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial three-year service period. Each of the NEOs participates in the 401(k) Plan.

Effective June 9, 2016, ESA Management sponsors the ESA Management, LLC Deferred Compensation Plan, in which each of our NEOs may participate. For a summary of the participation by our NEOs in this plan, see “Deferred Compensation Plan.”

Perquisites

We provide limited perquisites to our NEOs when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina when they joined the Company.

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Termination Arrangements

Each of the NEOs is entitled to severance benefits as a participant under the Severance Plan. In addition, each of the NEOs is entitled to benefits upon a change in control pursuant to their equity award agreements. Each of these is described under “Potential Payments Upon Termination or Change in Control.”

Reimbursement by ESH REIT

Certain of our NEOs provide services to ESH REIT pursuant to the terms of a services agreement between the Corporation, ESA Management, and ESH REIT (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of the services of such personnel.

The Services Agreement provides that ESH REIT, the Corporation and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, travel expenses, costs of technical and communication support, and shared administration and other similar expenses. With respect to the compensation of our NEOs who provide services to ESH REIT, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the NEOs. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our NEOs, including, without limitation, salary, incentive compensation, any profit sharing, 401(k), and deferred compensation plans, and medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Equity Incentive Plan. The allocation is expressed as a percentage of the NEO’s total working time, calculated based on the time dedicated by each of our NEOs to ESH REIT. The allocations are mutually determined by ESH REIT, the Corporation and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

For the 2018 fiscal year, ESH REIT, the Corporation and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our NEOs to ESH REIT were as follows: (i) Mr. Halkyard, $1.0 million; (ii) Mr. Nicholson, $0.3 million; (iii) Mr. Clarkson, $0.1 million; and Mr. Alderman, $0.4 million. ESH REIT did not reimburse ESA Management for any expenses incurred for Mr. Henry or Mr. Buoy. Amounts reported in the Summary Compensation Table include the amounts paid to each NEO by ESA Management and the Corporation in respect of 2018, and include the amounts reimbursed by ESH REIT.

Actions in 2019

Following a review of the overall executive compensation package of each of our NEOs, the Compensation Committee determined that it was appropriate for each of our NEOs to receive grants of restricted stock units, which were approved by the Compensation Committee on February 7, 2019 pursuant to the Equity Incentive Plan.

2019 PROXY STATEMENT | 33

Impact of Tax Consideration on Compensation

Prior to January 1, 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limited the Corporation’s deduction for compensation paid to the NEOs named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan was structured so that awards of stock options, stock appreciation rights and certain performance awards would be granted in a manner that satisfied the exception under Section 162(m) of the Code for qualified “performance-based compensation,” and similarly, the Extended Stay America, Inc. Annual Incentive Plan was structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee considered the impact of Section 162(m) of the Code in making its past compensation decisions, it believed the tax deduction was only one of several relevant considerations in setting compensation. Accordingly, if it deemed it appropriate to provide compensation that did not constitute qualified performance-based compensation, the Compensation Committee would do so and, in such event, certain portions of compensation paid to the NEOs may not have been deductible for federal income tax purposes by reason of Section 162(m) of the Code.

As a result of the Tax Cuts & Jobs Act passed at the end of 2017, the exception for performance-based compensation under Section 162(m) has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Because of uncertainties as to the application and interpretation of Section 162(m) and its related regulations going forward, no assurance can be given that compensation paid to our NEOs in excess of $1  million will be tax deductible.

Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Kapila K. Anand, Chair

Jodie McLean

Thomas F. O’Toole

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Summary Compensation Table

The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.

Name and Principal Position	Year	Salary		Bonus		Stock Awards(1)		Non-Equity Incentive Plan Compensation		All Other Compensation			Total

Jonathan S. Halkyard, President and Chief Executive Officer	2018 2017 2016	$ $ $	900,000 600,000 583,495	$ $ $	— — —	$ $ $	3,258,904 614,689 610,664	$ $ $	611,000 522,400 426,786	$ $ $	101,432 29,992 16,261	(2)	$ $ $	4,871,336 1,767,081 1,637,206

Brian T. Nicholson, Chief Financial Officer	2018		$460,000		$—		$294,000		$188,701		$2,377	(3)		$945,078

David Clarkson, Interim Chief Financial Officer	2018		$239,770		$—		$264,357		$65,458		$41,728	(4)		$611,312

Kevin A. Henry, Executive Vice President and Chief Human Resources Officer	2018 2017 2016	$ $ $	460,000 445,600 432,600	$ $ $	— — —	$ $ $	1,152,872 455,721 452,740	$ $ $	342,792 391,682 320,124	$ $ $	92,343 10,896 12,509	(5)	$ $ $	2,048,006 1,303,899 1,217,974

M. Thomas Buoy, Executive Vice President, Revenue	2018 2017	$ $	446,000 432,500	$ $	— —	$ $	500,825 499,674	$ $	258,502 371,949	$ $	50,440 14,809	(6)	$ $	1,255,767 1,318,932

James G. Alderman Jr., Chief Asset Merchant	2018 2017 2016	$ $ $	430,000 418,000 61,500	$ $ $	— — 80,000	$ $ $	394,801 1,042,665 —	$ $ $	320,436 367,422 —	$ $ $	56,530 63,025 7,529	(7)	$ $ $	1,201,767 1,891,112 149,029

(1)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2018 of the Corporation and ESH REIT.

(2)

This amount includes (i) $89,000 in distributions received with respect to Paired Shares received following settlement of Mr. Halkyard’s vested restricted stock units, (ii) $12,249 in matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iii) $183 in long-term disability costs paid by the Corporation.

(3)	This amount includes (i) $2,300 in matching contributions made to the 401(k) Plan on behalf of Mr. Nicholson and (ii) $77 in long-term disability costs paid by the Corporation.

(4)

This amount includes (i) $27,320 in distributions received with respect to Paired Shares received following settlement of Mr. Clarkson’s vested restricted stock units, (ii) $7,112 in matching contributions made to the 401(k) Plan on behalf of Mr. Clarkson, (iii) $7,113 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Clarkson and (iv) $183 in long-term disability costs paid by the Corporation.

(5)

This amount includes (i) $80,795 in distributions received with respect to Paired Shares received following settlement of Mr. Henry’s vested restricted stock units, (ii) $11,365 in matching contributions made to the 401(k) Plan on behalf of Mr. Henry and (iii) $183 in long-term disability costs paid by the Corporation.

(6)

This amount includes (i) $30,844 in distributions received with respect to Paired Shares received following settlement of Mr. Buoy’s vested restricted stock units, (ii) $10,597 in matching contributions made to the 401(k) Plan on behalf of Mr. Buoy, (iii) $8,816 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Buoy and (iv) $183 in long-term disability costs paid by the Corporation.

(7)

This amount includes (i) $5,052 in distributions received with respect to Paired Shares received following settlement of Mr. Alderman’s vested restricted stock units, (ii) $30,025 in Mr. Alderman’s cost of living adjustment and related gross-up, (iii) $8,508 in matching contributions made to the 401(k) Plan on behalf of Mr. Alderman, (iv) $12,762 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Alderman and (v) $183 in long-term disability costs paid by the Corporation.

2019 PROXY STATEMENT | 35

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2018. The estimated possible payouts of the non-equity incentive plan awards in 2018 and the performance measures used to calculate such awards are discussed above in the section entitled “Annual Cash Incentive Awards.”

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards						Estimated Possible Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)		All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units ($)

Jonathan S. Halkyard	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	900,000 — —	$ $ $	1,800,000 — —	— 44,692	— 89,383	— 134,075	(2)	89,383 —	(1)	$ $	1,702,746 1,556,158	(3)

Brian T. Nicholson	— 5/15/2018	$ $	0 —	$ $	460,000 —	$ $	920,000 —	—	—	—		15,000	(4)		$294,000

David Clarkson	— 2/23/2018 2/23/2018 5/11/2018	$ $ $ $	0 — — —	$ $ $ $	71,931 — — —	$ $ $ $	143,862 — — —	— 893 —	— 1,786 —	— 2,679 —	(2)	1,786 — 10,000	(1) (5)	$ $ $	34,863 31,094 198,400	(3)

Kevin A. Henry	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	460,000 — —	$ $ $	920,000 — —	— 5,699	— 11,397	— 17,096	(2)	48,896 —	(1)	$ $	954,450 198,422	(3)

M. Thomas Buoy	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	446,000 — —	$ $ $	892,000 — —	— 6,781	— 13,562	— 20,343	(2)	13,561 —	(1)	$ $	264,711 236,114	(3)

James G. Alderman Jr.	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	430,000 — —	$ $ $	860,000 — —	— 5,345	— 10,690	— 16,035	(2)	10,691 —	(1)	$ $	208,688 186,113	(3)

(1)

Represents grant of service-based restricted stock units granted on February 23, 2018. Under the terms of the award agreement, one-third of the restricted stock units vested on February 23, 2019 and one-third of the restricted stock units are scheduled to vest on each of February 23, 2020, and February 23, 2021.

(2)

Represents grant of performance-based restricted stock units granted on February 23, 2018 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2021, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.

(3)

Grant date fair value of restricted stock units with market vesting conditions assumes that awards will vest at target. If highest levels of market conditions are achieved, grant date fair value would be higher.

(4)

Represents grant of service-based restricted stock units made on May 15, 2018. Under the terms of the award agreement, one-third of the restricted stock units are scheduled to vest on each of May 15, 2019, May 15, 2020 and May 15, 2021.

(5)

Represents grant of service-based restricted stock units made on May 11, 2018. Under the terms of the award agreement, 5,000 restricted stock units vested on May 11, 2018 and the remaining 5,000 restricted stock units vested on March 1, 2019.

36 | 2019 PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2018.

Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights That Have Not Vested(1)

Jonathan S. Halkyard	100,843	(2)	$1,563,067	105,457	(3)	$1,634,584

Brian T. Nicholson	15,000	(4)	$232,500	—		$—

David Clarkson	8,118	(5)	$125,829	3,654	(6)	$56,637

Kevin A. Henry	57,392	(7)	$889,576	23,314	(8)	$361,367

M. Thomas Buoy	20,280	(9)	$314,340	24,791	(10)	$384,261

James G. Alderman Jr.	50,531	(11)	$783,231	21,984	(12)	$340,752

(1)

As of December 31, 2018, the fair market value of a Paired Share was $15.50. The number of Paired Shares included in this column includes the target number of (x) restricted stock units subject to annual EBITDA performance vesting conditions and (y) restricted stock units subject to vesting based on total shareholder return. Vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.

(2)

Mr. Halkyard’s service-based restricted stock units are scheduled to vest as follows: (i) 3,444 on February 21, 2020, (ii) 29,794 on February 23, 2020 and (iii) 29,794 on February 23, 2021. 37,811 of Mr. Halkyard’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(3)

For Mr. Halkyard, the restricted stock units included in this column exclude 6,452 shares that vested at 69.0% based on 2018 performance and 11,553 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(4)	Mr. Nicholson’s service-based restricted stock units are scheduled to vest as follows: (i) 5,000 on May 15, 2019, (ii) 5,000 on May 15, 2020 and (iii) 5,000 on May 15, 2021.

(5)

Mr. Clarkson’s service-based restricted stock units are scheduled to vest as follows: (i) 400 on February 21, 2020, (ii) 595 on February 23, 2020 and (iii) 595 on February 23, 2021. 6,528 of Mr. Clarkson’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(6)

For Mr. Clarkson, the restricted stock units included in this column exclude 750 shares that vested at 69.0% based on 2018 performance and 1,346 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(7)

Mr. Henry’s service-based restricted stock units are scheduled to vest as follows: (i) 2,553 on February 21, 2020, (ii) 16,298 on February 23, 2020 and (iii) 16,297 on February 23, 2021. 22,244 of Mr. Henry’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(8)

For Mr. Henry, the restricted stock units included in this column exclude 4,783 shares that vested at 69.0% based on 2018 performance and 8,566 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(9)

Mr. Buoy’s service-based restricted stock units are scheduled to vest as follows: (i) 2,406 on February 21, 2020, (ii) 4,520 on February 23, 2020 and (iii) 4,519 on February 23, 2021. 8,835 of Mr. Buoy’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(10)

For Mr. Buoy, the restricted stock units included in this column exclude 3,471 shares that vested at 69.0% based on 2018 performance and 4,819 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(11)

Mr. Alderman’s service-based restricted stock units are scheduled to vest as follows: (i) 37,420 on February 21, 2020, (ii) 3,563 on February 23, 2020 and (iii) 3,563 on February 23, 2021. 5,985 of Mr. Alderman’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(12)	For Mr. Alderman, the restricted stock units included in this column exclude 1,947 shares that vested at 69.0% based on 2018 performance, which were settled on March 15, 2019.

2019 PROXY STATEMENT | 37

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the NEOs during the fiscal year ended December 31, 2018.

	Stock Awards

Name	Number of Paired Shares Acquired on Vesting or Settlement (#)(1)	Value Realized on Vesting or Settlement ($)

Jonathan S. Halkyard	39,142	$753,727

Brian T. Nicholson	—	$—

David Clarkson	8,383	$277,709

Kevin A. Henry	21,984	$416,758

M. Thomas Buoy	18,150	$348,260

James G. Alderman Jr.	4,368	$84,238

(1)	Represents Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan.

Deferred Compensation Plan

The following table summarizes participation by our NEOs in our defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified:

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions(2)	Aggregate Balance at Last FYE

Jonathan S. Halkyard	$—	$—	$(2,285)	$—	$54,157

Brian T. Nicholson	$—	$—	$—	$—	$—

David Clarkson	$65,716	$7,113	$(3,213)	$—	$91,508

Kevin A. Henry	$39,168	$—	$(2,288)	$—	$36,881

M. Thomas Buoy	$74,533	$8,816	$(2,684)	$—	$108,067

James G. Alderman Jr.	$25,523	$12,762	$(5,792)	$—	$72,562

(1)	Amounts included in this column are also reflected in “All Other Compensation” as reported in the Summary Compensation Table.

(2)	Withdrawals and distributions permitted after a minimum of two years after enrollment.

Our nonqualified deferred compensation plan provides an opportunity for NEOs and other eligible associates to increase savings and retirement accumulation on a tax-advantaged basis, beyond the limits of the company’s 401(k) plan. The plan allows participants to defer (i) up to 50% of annual compensation from base compensation and up to 100% of annual compensation from earned incentive bonus, and (ii) any 401(k) plan contributions returned as a result of any failure of the 401(k) plan to pass non-discrimination testing. The plan provides an alternative method for participants to save and invest on a pretax basis and utilize a diverse choice of investment options.

38 | 2019 PROXY STATEMENT

The Company matches 50% of base salary deferrals for the first 6% of base salary deferred. Match contributions are capped at the lesser of (i) 3% of base salary or (ii) amounts deferred beyond $275,000 of a participant’s total annual compensation.

Distributions can be made upon separation from service, unforeseeable emergency, disability or death, or an in-service specified date. Distribution timing is elected by the plan participant at the time of enrollment. The participant selects investment funds from a broad range of options. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2018. As of such date, each of our NEOs was subject to the terms of the Severance Plan.

Severance Plan

The Severance Plan provides that in the event a participant with the title of Executive Vice President or above is terminated without Cause or by the participant for Good Reason, the participant shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

>

a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for the CEO, 1.5 x in both instances, and, for Mr. Clarkson, who under the Severance Plan is entitled to payments and benefits provided to participants with the title of Vice President, 0.5 x annual base salary only);

>

continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months (6 months for Vice Presidents) following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the participant becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

>	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Pursuant to the Severance Plan, each of our NEOs is bound by perpetual confidentiality and non-disparagement restrictions, and non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason.

Equity Awards

In the event of a termination of employment for any reason, all unvested time-based RSUs and unvested performance-based RSUs generally shall be forfeited without consideration as of the date of such termination, subject to treatment upon or in connection with a Change in Control, as set forth below.

With respect to RSUs granted prior to 2018, upon a Change in Control, with respect to each of our NEOs, restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

2019 PROXY STATEMENT | 39

With respect to RSUs granted in 2018, in the event the grantee’s employment is terminated without Cause (x) and a Change in Control occurs within the Pre-CIC Period (as defined below), the NEO’s unvested time-based RSUs and unvested rTSR RSUs shall become fully vested upon such Change in Control; and (y) on the date of or during the two-year period following a Change in Control, all unvested Time-Based RSUs and unvested rTSR RSUs shall become vested on the date of such termination (with respect to each of (x) and (y), the rTSR RSUs to become vested at the target performance level). The “Pre-CIC Period” is the period beginning on the date the NEO is terminated without Cause and ending on the earlier of (i) the date that is six months following such termination and (ii) March 15th of the calendar year following the calendar year in which such termination occurs.

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason

Jonathan S. Halkyard	$1,350,000	$1,350,000	$21,609	$—	$2,721,609

Brian T. Nicholson	$460,000	$460,000	$20,225	$—	$940,225

David Clarkson	$119,885	$—	$10,113	$—	$129,998

Kevin A. Henry	$460,000	$460,000	$20,225	$—	$940,225

M. Thomas Buoy	$446,000	$446,000	$21,609	$—	$913,609

James G. Alderman Jr.	$430,000	$430,000	$20,225	$—	$880,225
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(3)

Jonathan S. Halkyard	$1,350,000	$1,350,000	$21,609	$3,197,650	$5,919,259

Brian T. Nicholson	$460,000	$460,000	$20,225	$232,500	$1,172,725

David Clarkson	$119,885	$—	$10,113	$182,466	$312,464

Kevin A. Henry	$460,000	$460,000	$20,225	$1,250,943	$2,191,168

M. Thomas Buoy	$446,000	$446,000	$21,609	$698,601	$1,612,210

James G. Alderman Jr.	$430,000	$430,000	$20,225	$1,123,983	$2,004,208

(1)	Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.

(2)

Amounts in this column represent the value of the acceleration of restricted stock units which were outstanding as of December 31, 2018. As of December 31, 2018, the fair market value of a Paired Share was $15.50.

(3)

Of the amounts included in the “Equity Acceleration” column, the following amounts would be payable upon a Change in Control (assumed to occur on December 31, 2018) whether or not there is a termination of employment: $426,777, $0, $49,600, $316,402, $278,194 and $792,577 for Messrs. Halkyard, Nicholson, Clarkson, Henry, Buoy and Alderman, respectively.

For purposes of the equity awards, the terms below are generally defined as follows:

>

“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined

40 | 2019 PROXY STATEMENT

voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

>

“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

>

“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

2019 PROXY STATEMENT | 41

proposal 3:

ratification of auditor

appointment

3

Proposal No. 3

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 3 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Extended Stay America, Inc. for the fiscal year ending December 31, 2019.

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Deloitte also served as our independent registered accounting firm for fiscal year 2018. The services provided to us by Deloitte in fiscal year 2018 are described in the section of this Proxy Statement entitled “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Corporation’s independent registered public accounting firm for 2019. Accordingly, shareholder approval is not required to appoint Deloitte as the Corporation’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If the Corporation’s shareholders do not ratify the selection of Deloitte as the Corporation’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Corporation’s shareholders.

42 | 2019 PROXY STATEMENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2018 and 2017.

Type of Fees	December 31, 2018	December 31, 2017

Audit fees(1)	$2,320,500	$2,504,500

Audit-related fees(2)	—	—

Tax fees(3)	—	—
All other fees(4)	1,895	1,895
Total	$2,322,395	$2,506,395

(1)

Audit fees consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q and accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings.

(2)

Audit-related fees consist of fees for assurance and related services that are traditionally performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

(4)	All other fees are fees for other permissible work performed by Deloitte that does not meet the above category descriptions, including Technical Library subscription fees.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as the Corporation’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit- related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by the Corporation to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by the Corporation to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2018, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

2019 PROXY STATEMENT | 43

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

>	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

>	financial information systems design and implementation;

>	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

>	actuarial services;

>	internal audit outsourcing services;

>	management functions or human resources;

>	broker or dealer, investment adviser or investment banking services;

>	legal services and expert services unrelated to the audit; and

>	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on the investor relations section of our website at www.aboutstay.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee consists of Mr. Wallman, Ms. Keszler, and Ms. McLean, with Mr. Wallman serving as Chair. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the Corporation’s internal auditors and independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available in the investor relations section of our website at www.aboutstay.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the sections titled “Corporate Governance and Board Matters—Board Oversight of Risk Management” and “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following:

>

reviewed and discussed the audited financial statements in the Company’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

>

reviewed with Deloitte, the Corporation’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

44 | 2019 PROXY STATEMENT

>

received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

>	discussed with Deloitte its independence from management and the Corporation and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

>

discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

>

discussed with the Corporation’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as the Corporation’s independent registered public accounting firm for 2019.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chair

Ellen Keszler

Jodie W. McClean

2019 PROXY STATEMENT | 45

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 11, 2019 by:

>	each current director and director nominee of the Corporation;

>	each of the named executive officers of the Corporation;

>	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

>	all of the executive officers and current directors of the Corporation as a group.

Percentage of class beneficially owned is based on 188,412,376 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 7,130 shares of Corporation voting preferred stock outstanding as of April 11, 2019.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

46 | 2019 PROXY STATEMENT

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†

	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned

Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent

The Vanguard Group(1)	17,341,031	9.20%	—	—	17,341,031	9.20%	17,341,031	9.20%	17,341,031	9.20%

BlackRock, Inc.(2)	10,117,215	5.37%	—	—	10,117,215	5.37%	10,117,215	5.37%	10,117,215	5.37%

Jonathan S. Halkyard(3)	267,952	*	—	—	267,952	*	267,952	*	267,952	*

Brian T. Nicholson	25,113	*	—	—	25,113	*	25,113	*	25,113	*

James G. Alderman Jr.	9,010	*	—	—	9,010	*	9,010	*	9,010	*

Kevin A. Henry	67,229	*	—	—	67,229	*	67,229	*	67,229	*

M. Thomas Buoy	124,904	*	—	—	124,904	*	124,904	*	124,904	*

Douglas G. Geoga(4)	497,938	*	7	*	497,938	*	497,938	*	497,938	*

Kapila K. Anand	12,223	*	—	—	12,223	*	12,223	*	12,223	*

Ellen Keszler	—	—	—	—	—	—	—	—	—	—

Jodie McLean	11,835	*	—	—	11,835	*	11,835	*	11,835	*

Thomas F. O’Toole	13,244	*	—	—	13,244	*	13,244	*	13,244	*

Richard F. Wallman(5)	228,143	*	20	*	228,143	*	228,143	*	228,143	*

David Clarkson(6)	23,074	*	—	—	23,074	*	23,074	*	23,074	*

All directors and executive officers of the Corporation, as a group (14 persons)	1,314,203	*	27	*	1,314,203	*	1,314,203	*	1,314,203	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.

*	Less than 1%.

(1)

The Vanguard Group filed a Schedule 13G/A with the Securities and Exchange Commission on February 11, 2019 to report beneficial ownership of 17,341,031 Paired Shares held by The Vanguard Group as of December 31, 2018. The Vanguard Group reported that it has sole voting power with respect to 97,808 Paired Shares, shared voting power with respect to 34,083 shares, sole dispositive power with respect to 17,227,159 Paired Shares and shared dispositive power with respect to 113,872 Paired Shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

2019 PROXY STATEMENT | 47

(2)

BlackRock, Inc. filed a Schedule 13G with the Securities and Exchange Commission on February 8, 2019 to report beneficial ownership of 10,117,215 Paired Shares held by BlackRock, Inc. and certain subsidiaries as of December 31, 2018. BlackRock, Inc. reported that it has the sole voting power with respect to 8,580,904 Paired Shares and sole dispositive power with respect to 10,117,215. The address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(3)	Mr. Halkyard owns 10,000 of the Paired Shares included in the table through the Halkyard Family Trust. Mr. Halkyard serves as the trustee of the Halkyard Family Trust.

(4)

Mr. Geoga owns 353,276 of the Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(5)

Mr. Wallman owns 80,005 Paired Shares through the Richard F. Wallman IRA, 13,800 Paired Shares through the Amy Wallman IRA, 9,800 Paired Shares through the Richard F. Wallman SEP and 18,200 Paired Shares through the Amy Wallman SEP.

(6)	Mr. Clarkson served in 2018 as the Interim Chief Financial Officer until the effectiveness of Mr. Nicholson’s appointment as Chief Financial Officer.

Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2018. Based solely on our review of the copies of such reports furnished to us and inquiries we have made, as appropriate, to our knowledge all of our Section 16 officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2018, except that Messrs. Halkyard, Henry, Weissman and Buoy inadvertently failed to timely report dispositions of Paired Shares that occurred on March 15, 2016 to satisfy tax withholding obligations in connection with the settlement of restricted stock units, which omissions were corrected by late reports filed on April 23, 2019, and Mr. Flynn understated his ownership of Paired Shares in an amended report filed on February 27, 2018 due to a clerical error, which error was corrected by an additional amendment filed on April 23, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review proposed related party transactions and may approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to the Corporation than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of the Corporation. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect

48 | 2019 PROXY STATEMENT

material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2018. Please also see “Certain Relationships and Related Party Transactions – Related Party Transactions” in ESH REIT’s Proxy Statement for a description of the related party transactions between us and ESH REIT that have occurred during the fiscal year ended December 31, 2018, which information is incorporated by reference herein.

Tax and Consulting

During the year ended December 31, 2018, the Corporation and ESH REIT paid KMPG LLP $634,200 for tax consulting and compliance services, transfer pricing study and other consulting services.

CEO PAY RATIO

Our CEO Pay Ratio was calculated in compliance with the requirement set forth in Item 402(u) of Regulation S-K. In accordance with the SEC rules, we used a consistently applied compensation measure across our entire employee population (other than Mr. Halkyard) to determine the compensation of the median employee as of December 31, 2018. For our consistently applied compensation measure, we used W-2 compensation (excluding amounts attributable to the settlement of equity awards) of all full-time, part-time, and temporary associates other than Mr. Halkyard employed during 2018. We then calculated the median employee’s compensation in the same manner as calculated for the named executive officers in the Summary Compensation Table. Mr. Halkyard’s total compensation as reflected on the Summary Compensation Table was $4,871,336, compared to the annual total compensation of the median employee of $22,865, yielding a ratio of 213:1.

2019 PROXY STATEMENT | 49

frequently asked

questions

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 11, 2019 (the “Record Date”), you owned shares of the Corporation’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: Corporation common stock, $0.01 par value per share, and Corporation mandatorily redeemable preferred stock, $0.01 par value per share (“voting preferred stock”). Each share of Corporation common stock is attached to and trades as a single unit with a share of Class B common stock of ESH REIT, par value $0.01 per share, (each, a “Paired Share”). Shares of the Corporation voting preferred stock are not currently, and are not expected to be, registered for public sale or listed on NASDAQ or any other securities exchange.

As of the Record Date, we had 188,412,376 shares of Corporation common stock outstanding and 7,130 shares of Corporation voting preferred stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of Corporation common stock is entitled to one vote and each share of Corporation voting preferred stock is entitled to one vote. The Corporation common stock and Corporation voting preferred stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of Corporation common stock and Corporation voting preferred stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

50 | 2019 PROXY STATEMENT

frequently asked questions

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on the Corporation’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of the Corporation’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

2019 PROXY STATEMENT | 51

frequently asked
questions

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

>	Vote on the Internet on the website shown on the proxy card;

>	Call the toll-free number shown on the proxy card;

>	Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

>	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 11, 2019, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

>	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

>	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

>	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

52 | 2019 PROXY STATEMENT

frequently asked questions

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

>	FOR the election of the director nominees.

>	FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

>	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

What votes need to be present to hold the Annual Meeting?

Under our Second Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of NASDAQ, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors and the advisory vote on the Corporation’s executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

2019 PROXY STATEMENT | 53

frequently asked
questions

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each proposal:

Proposal	Voting Requirement
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

In an election where the number of director nominees does not exceed the number of directors to be elected, each director must be elected by a majority of the votes cast. In an election where the number of director nominees exceeds the number of directors to be elected, then director nominees shall be elected by a plurality of the votes cast. If any director fails to receive a majority of the votes cast in an uncontested election, our Corporate Governance Guidelines require that the director tender his or her resignation, which the Board may then accept or reject.

2. An advisory vote on the Corporation’s executive compensation.

To be approved, on an advisory basis, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Second Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation

54 | 2019 PROXY STATEMENT

frequently asked questions

materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2018 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2018 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2018 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2018 Annual Report, and wish to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Exchange Act for shareholders to propose actions for consideration at the 2020 annual meeting of shareholders?

December 20, 2019 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Second Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2020 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2020 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Second Amended and Restated Bylaws, no earlier than January 31, 2020 and no later than March 2, 2020. Shareholders are advised to review our Second Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Second Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Second Amended and Restated Bylaws and other applicable requirements.

2019 PROXY STATEMENT | 55

frequently asked
questions

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.astfinancial.com

56 | 2019 PROXY STATEMENT

other matters

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.esa.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the investor relations section of our website at www.aboutstay.com as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on the investor relations section of our website at www.aboutstay.com under the headings “Corporate Governance—Extended Stay America—Governance Documents.” We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of April 11, 2019, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

By Order of the Board of Directors,

Christopher N. Dekle	Charlotte, North Carolina
General Counsel and Corporate Secretary	April 25, 2019

2019 PROXY STATEMENT | 57

reconciliation of non-GAAP measures

EXTENDED STAY AMERICA, INC.

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA

AND ADJUSTED EBITDA

For the Years Ended December 31, 2018 and 2017

(In thousands)

(Unaudited)

	Years Ended December 31,

	2018	2017

Net income	$211,756	$172,188

Interest expense, net	124,870	129,772

Income tax expense	42,076	59,514

Depreciation and amortization	209,329	229,216

EBITDA	588,031	590,690

Equity-based compensation	7,724	7,552

Impairment of long-lived assets	43,600	25,169

Gain on sale of hotel properties	(42,478)	(9,973)

Other expense(1)	2,860	9,467

Adjusted EBITDA	$599,737	$622,905

(1)

Includes loss on disposal of assets, non-operating income (expense), including mark-to-market impact of interest rate hedges and foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions. Loss on disposal of assets totaled $3.4 million and $8.6 million, respectively.

58 | 2019 PROXY STATEMENT

reconciliation of non-GAAP measures

EXTENDED STAY AMERICA, INC.

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE

For the Years Ended December 31, 2018 and 2017

(In thousands, except per share and per Paired Share data)

(Unaudited)

	Years Ended December 31,

	2018	2017

Net income per Extended Stay America, Inc. common share—diluted	$0.59	$0.41

Net income attributable to Extended Stay America, Inc. common shareholders	$112,864	$78,847

Noncontrolling interests attributable to Class B common shares of ESH REIT	98,876	93,325

Real estate depreciation and amortization	204,095	224,559

Impairment of long-lived assets	43,600	25,169

Gain on sale of hotel properties	(42,478)	(9,973)

Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(34,517)	(56,883)

Funds from Operations	$382,440	$355,044

Debt modification and extinguishment costs	1,621	2,351

Other (income) expense(1)	(1,208)	314

Tax effect of adjustments to Funds from Operations	(70)	(639)

Adjusted Funds from Operations	$382,783	$357,070

Adjusted Funds from Operations per Paired Share—diluted	$2.02	$1.84

Weighted average Paired Shares outstanding—diluted	189,821	193,670

(1)	Includes mark-to-market impact of interest rate hedges and certain other non-operating (income) expense.

2019 PROXY STATEMENT | 59

reconciliation of
non-GAAP measures

EXTENDED STAY AMERICA, INC.

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE

For the Years Ended December 31, 2018 and 2017

(In thousands, except per share and per Paired Share data)

(Unaudited)

	Years Ended December 31,

	2018	2017

Net income per Extended Stay America, Inc. common share—diluted	$0.59	$0.41

Net income attributable to Extended Stay America, Inc. common shareholders	$112,864	$78,847

Noncontrolling interests attributable to Class B common shares of ESH REIT	98,876	93,325

Paired Share Income	211,740	172,172

Debt modification and extinguishment costs	1,621	2,351

Impairment of long-lived assets	43,600	25,169

Gain on sale of hotel properties	(42,478)	(9,973)

Other expense(1)	2,860	9,467

Tax effect of adjustments to Paired Share Income	(937)	(6,241)

Adjusted Paired Share Income	$216,406	$192,945

Adjusted Paired Share Income per Paired Share—diluted	$1.14	$1.00

Weighted average Paired Shares outstanding—diluted	189,821	193,670

(1)

Includes loss on disposal of assets, non-operating income (expense), including mark-to-market impact of interest rate hedges and foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital market transactions. Loss on disposal of assets totaled $3.4 million and $8.6 million, respectively.

60 | 2019 PROXY STATEMENT

notice of

annual meeting

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

www.aboutstay.com

Notice Of Annual Meeting Of Shareholders

To Be Held On May 30, 2019

ESH Hospitality, Inc. will hold its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 30, 2019 at 8:30 a.m. (Eastern Daylight Time), at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

>	To elect seven directors to hold office until the 2020 annual meeting of shareholders or until their successors are duly elected and qualified;

>	To approve, on an advisory basis, the compensation paid to our named executive officers;

>	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

>	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 11, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 25, 2019.

By Order of the Board of Directors,

Christopher N. Dekle

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 25, 2019

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proxy

summary

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of ESH Hospitality, Inc., a Delaware corporation, of proxies to be voted at our 2019 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). Unless the context otherwise requires, all references in this Proxy Statement to “ESH REIT,” “we,” “us,” and “our” refer to ESH Hospitality, Inc. and its subsidiaries. All references in this Proxy Statement to the “Company” refer to Extended Stay America, Inc. (the “Corporation”), ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.esa.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2018 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2018, are available free of charge on the investor relations section of our website (www.aboutstay.com) or at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO RETURN A WRITTEN PROXY CARD BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

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proxy summary

ANNUAL MEETING OF SHAREHOLDERS

MAY 30, 2019, 8:30 A.M. (EASTERN DAYLIGHT TIME)

Everett Building, Suite 100

11525 N. Community House Road

Charlotte, North Carolina 28277

Purposes:

To elect seven directors to hold office until the 2020 annual meeting of shareholders or until their successors are duly elected and qualified	To approve, on an advisory basis, the compensation paid to our named executive officers	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

Proposal	How may I vote?	What does the Board recommend?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on ESH REIT’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of ESH REIT’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | v

2018 year in review

ESH Hospitality, Inc. is, by unit and room count, the largest lodging real estate investment trust in North America. As of December 31, 2018, we owned 554 hotel properties comprising approximately 61,500 rooms located in 40 states across the United States. We lease our properties to affiliates of our parent company, Extended Stay America, Inc., which operates them under the Extended Stay America brand.

GOVERNANCE HIGHLIGHTS

Although we remain a “controlled” company under SEC and NASDAQ rules (due to the controlling ownership of our parent, Extended Stay America, Inc.), we have voluntarily adopted governance principles applicable to non-controlled companies, including a fully- independent Board (other than one seat for our President and CEO) and Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors. All three Audit Committee members are “financial experts” as defined by SEC rules. Two of our seven Board seats are held by women.

We continue our practice of asking for your “say-on-pay” advice annually instead of on the minimum three-year cycle required by SEC rules.

COMPENSATION HIGHLIGHTS

We have continued the use in our long-term incentive plan of a performance measure based on total shareholder return that we believe best reflects your long-term priorities. We continue to maintain a clawback policy that requires named executive officers (“NEOs”) to return excess compensation if a financial restatement indicates that the NEO received greater compensation than he or she actually earned. Equity grants made in 2018 and thereafter continue to have a “double-trigger,” requiring that an NEO cease employment in connection with a change in control in order to be entitled to accelerated vesting under our incentive plans.

Finally, with Jonathan Halkyard’s appointment as President and CEO on January 1, 2018, we implemented a CEO pay package that does not involve above-market up-front stock grants, reflects benchmarking against the competitive market, is programmatically consistent with the compensation we pay to our other executives, and is aligned with your interests as shareholders.

ENVIRONMENTAL AND SOCIAL HIGHLIGHTS

2018 marked the seventh year of our program to invest in energy and water conservation projects. Since 2012, we have focused our efforts on multiple opportunities including investments in:

>  low-flow shower heads and toilets;

>  interior lighting upgrades to energy-saving LED bulbs and fixtures;

>  exterior parking area upgrades to energy-saving LED lighting;

>  condensing and tankless hot water heaters that minimize unnecessary heating;

>  guest room occupancy controls that save energy on unused rooms;

>  battery storage to increase battery life;

>  high-efficiency heating, ventilation, and air conditioning (HVAC) equipment; and

>  high-efficiency laundry equipment.

vi | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

2018 year in review

These measures have resulted in substantial savings in natural resource use. In 2018, our annual savings compared to pre-2012 include:

>  Electricity: 46,873,516 kwh/yr

>  Natural Gas: 88,104 mmbtu/yr

>  Water: 349,957,355 gallons/yr

>  over 30 additional touchpoints with our 11th through 25th largest shareholders

>  over 120 additional touchpoints with other current shareholders

>  approximately 200 touchpoints with potential shareholders

We also worked to maintain our visibility in the investment community by participating in:

>  13 equity conferences

>  3 leverage finance conferences

>  non-deal roadshows in New York City, Boston, Baltimore, Philadelphia, Los Angeles, San Francisco, Chicago, Denver, Kansas City, Milwaukee and Madison

SHAREHOLDER OUTREACH AND ENGAGEMENT HIGHLIGHTS

Our large base of institutional shareholders enables us to actively engage with them on a regular basis. In 2018, our senior management and investor relations team participated in over 300 investor meetings and calls, in addition to calls with sell-side analysts. These calls included:

>  over 35 touchpoints with our ten largest current shareholders

46,873,516 kwh/yr	349,957,355 gallons/yr

electricity savings	water savings

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | vii

viii | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | ix

x | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

proposal 1:

election of directors

1

Proposal No. 1

The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

Recommendation

The Board unanimously recommends that you vote “FOR” the election of all seven nominees listed on the Proxy Card.

Our Board has nominated seven people for election as directors at the Annual Meeting. Each nominee is currently a director of ESH REIT. If elected, each nominee will hold office until the next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, subject to a director’s earlier death, resignation or removal. Each nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each nominee meets the qualifications that have been established for service on our Board. As demonstrated in the following biographies, we believe that the nominees have professional experience in areas that are highly relevant to our strategy and operations, and bring skills and other attributes that make them outstanding candidates to serve on our Board.

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The following table summarizes information about our nominees as of April 11, 2019. Detailed biographies of each nominee follow.

Name	Age	Director Since	Audit Committee		Compensation Committee	Nominating and Corporate Governance Committee	Independent?

Jonathan S. Halkyard President and Chief Executive Officer	54	2018

Douglas G. Geoga Board Chair	63	2013					✓

Kapila K. Anand Director	65	2016	Chair	*		Member	✓

Neil T. Brown Director	62	2017			Member	Member	✓

Bruce N. Haase Director	58	2018			Member	Member	✓

Steven E. Kent Director	56	2017	Member	*		Chair	✓

Lisa Palmer Director	51	2014	Member	*	Chair		✓

*Audit	Committee financial expert

Mr. Halkyard, Mr. Geoga, and Ms. Anand also sit on the Board of Directors of the Corporation. Under our Corporate Governance Guidelines (as defined below), service on our Board and the Board of the Corporation constitute a single directorship for purposes of overboarding calculations.

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NOMINEES

Our Board has affirmatively determined that each of our directors other than Mr. Halkyard is independent under the rules of the SEC and the NASDAQ Global Select Market (“NASDAQ”). Detailed information regarding each nominee as of April 11, 2019 is set forth below.

Jonathan S. Halkyard

President and CEO

Extended Stay America, Inc. and ESH Hospitality, Inc.

Other directorships: Dave & Buster’s Entertainment, Inc.

Skills and expertise: Corporate finance, capital markets, operations, strategy, governance, lodging, gaming

Mr. Halkyard has served as President and Chief Executive Officer of the Corporation and of ESH REIT since January 2018. Mr. Halkyard previously served as Chief Financial Officer of the Corporation and ESH REIT from January 2015 to December 2017, as Chief Operating Officer of the Corporation from October 2013 to December 2014, and as the Interim Chief Financial Officer of the Corporation and ESH REIT from July 2014 to December 2014. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (from 2002 to 2005), Treasurer (from 2003 to 2010), Senior Vice President (from 2005 to 2010), Executive Vice President (from 2010 to 2012) and Chief Financial Officer (from 2006 to 2012).

As our President and Chief Executive Officer with deep experience in adjacent hospitality industries, and as a former Chief Financial Officer of three public companies, Mr. Halkyard provides our Board with valuable insight regarding ESH REIT’s operations, management team, associates and culture. As a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for ESH REIT.

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Douglas G. Geoga
President and CEO, Salt Creek Hospitality LLC Independent Board Chair
Audit Committee Financial Expert
Other directorships: Kemper Corporation (Audit Committee and Investment Committee) (retiring May 1, 2019)
Past directorships: Foundations Recovery Network, LLC (Executive Chair, 2012 - 2015) Carefree Communities LLC (Advisory Board Member 2013-2016)

Skills and expertise: Lodging; operations; real estate development; finance; marketing; branding; corporate governance

Mr. Geoga has served as Chair of the Board of ESH REIT since November 2013 and as Chair of the Board of Directors of the Corporation since July 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chair of our predecessor entities, ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”), from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. Mr. Geoga also serves as a consultant to Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, then both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects.

Mr. Geoga’s history as President of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

4 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

Kapila K. Anand Retired Partner, KPMG Independent Director
Audit Committee Financial Expert

Other directorships: Women Corporate Directors Education and Development Foundation (Lead Director), Omega Healthcare Investors, Inc. (Audit Committee), Elanco Animal Health Inc. (Audit Committee Chair)

Non-profit boards: Rush University Medical Center, US Fund for UNICEF
Past directorships: KPMG LLP—Americas, KPMG LLP—U.S.,

Franciscan Ministries, KPMG Foundation (Chair), Chicago Network (Chair)

Skills and expertise: Lodging, real estate, REITs, accounting, finance, risk management, corporate governance, internal controls over financial reporting

Ms. Anand has served as a director of the Corporation since July 2016 and as a director of ESH REIT since May 2017. Ms. Anand was a partner at KPMG LLP until her retirement in March 2016. Ms. Anand served as an audit and later advisory partner at KPMG LLP from 1989 until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles in addition to her role as a partner, including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016).

Ms. Anand’s extensive experience serving a diverse group of real estate, gaming, private equity and hospitality clients on numerous audit and advisory projects, including strategic planning, construction and development risk assessments, enterprise risk management, internal controls and corporate governance, brings to the Board a significant understanding of the financial, real estate and corporate governance issues and risks that affect ESH REIT.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 5

Neil T. Brown
CEO, ArchCo Residential LLC
Independent Director
Skills and expertise: Real estate development; residential real estate; strategy; executive management; real estate investment
Mr. Brown has served as a director of ESH REIT since May 2017. He is the Founder and Chief Executive Officer of ArchCo Residential LLC, a multifamily development company active in select markets across the United States which he established in March 2013. From September 2010 to February 2013, Mr. Brown served as Chief Development Officer of Archstone, a former developer of apartment communities in the United States. He also served on Archstone’s Executive Committee and on its Investment Committee. Prior to joining Archstone in 1996, he started the Florida regional office of JPI, a real estate development and investment management company, and served as its Regional Vice President and Regional Partner. Prior to JPI, Mr. Brown was a Partner with Trammell Crow Residential, a multifamily real estate developer. Mr. Brown served in the United States Army for four years attaining the rank of Captain.

As an experienced real estate executive with expertise in development and real estate investment, Mr. Brown brings critical knowledge of the processes and risks involved in real estate development as ESH REIT commences development of its ESA 2.0 projects.

Bruce N. Haase
Former CEO, WoodSpring Hotels LLC (Ret.)
Independent Director
Other directorships: HomeWell Senior Care, Inc. (Chairman of the Board and Majority Shareholder)
Skills and expertise: Extended stay lodging; finance; lodging industry; franchising; branding; marketing; operations; executive management
Mr. Haase has served as a director of ESH REIT since April 2018. From 2014 to 2016, Mr. Haase was the Chief Executive Officer of WoodSpring

Hotels, LLC, a leading economy extended stay lodging brand. Mr. Haase led the design, launch and franchising of the WoodSpring Suites brand, including the conversion of properties from the company’s Value Place brand. Mr. Haase previously served in a series of executive positions with Choice Hotels International, Inc. including Executive Vice President, Global Brands, Marketing & Operations (from 2008 to 2012), Senior Vice President, Domestic Brand Operations & International Division (from 2007 to 2008), Senior Vice President, International Division (from 2000 to 2007), and Vice President, Finance & Treasurer (in 2000). Prior to joining Choice, Mr. Haase held a series of positions with The Ryland Group, Inc., Caterair International Corporation, Marriott Corporation, and Goldman, Sachs, & Company.

As a chief executive officer with significant expertise leading franchise organizations through all stages of development, from start-up and market entry, to the turnaround of troubled brands, to aggressive growth of established franchise systems, Mr. Haase brings hands-on experience with the processes and risks involved in both the lodging industry and the extended stay segment.

6 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

Steven E. Kent
Founder, Global Hospitality Investment Research, Goldman, Sachs & Co. (Ret.)
Independent Director
Audit Committee Financial Expert

Skills and expertise: Public equity markets; competitive landscape; corporate finance; lodging and adjacent hospitality industries; mergers and acquisitions

Mr. Steven Kent has served as a director of ESH REIT since May 2017.

Mr. Kent founded Brewster Bay Advisors, LLC in 2016, to act as a thought partner and advisor to board members, CEOs, CFOs, and heads of corporate development in regard to capital markets. In January 2017, Mr. Kent joined the faculty at the NYU School of Professional Studies, Jonathan M. Tisch Center for Hospitality and Tourism as Director of Industry Relations and as a Visiting Clinical Assistant Professor. He also joined the adjunct faculty at Boston University School of Hospitality. Prior to that, Mr. Kent served in a variety of positions with Goldman, Sachs & Co. Inc., including as founder of the firm’s Global Hospitality Investment Research Practice in 1993, Managing Director in the Leisure & Hospitality Group (from 2003 to 2016) and Vice President (from 1993 to 2003) and Associate (from 1990 to 1993) in the Emerging Growth & Hospitality Group. From 1987 to 1990, Mr. Kent served as a research analyst at Donaldson, Lufkin & Jenrette. Mr. Kent received a CFA in 1993.

Mr. Kent’s extensive investment banking experience and hospitality background brings to the Board a significant understanding of acquisition, strategic and operational issues and risks that affect ESH REIT.

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Lisa Palmer
President and CFO, Regency Centers Corporation
Independent Director
Audit Committee Financial Expert
Other directorships: Brooks Health System, United Way of Northeast Florida (Trustee), Florida Institute of CFOs (Advisory Board Member)
Skills and expertise: Real estate development; asset management; corporate finance and accounting; capital markets; retail; public board strategy; governance; executive management

Lisa Palmer has served as a director of ESH REIT since August 2014. Ms. Palmer has served as the President and Chief Financial Officer of Regency Centers Corporation since January 2016. Ms. Palmer served in a variety of positions with Regency Centers Corporation, including as Senior Manager of Investment Services (from 1996 to 1999), Vice President of Capital Markets (from 1999 to 2003), Senior Vice President of Capital Markets (from 2003 to 2013) and Executive Vice President and Chief Financial Officer (from 2013 to 2015). Prior to joining Regency, Ms. Palmer worked with Accenture, formerly Andersen Consulting Strategic Services, and as a financial analyst for General Electric. She is a member of the Urban Land Institute and of the International Council of Shopping Centers.

Ms. Palmer’s extensive financial and real estate background brings to the Board a significant understanding of financial and real estate issues and risks that affect ESH REIT.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that ESH REIT is managed for the long-term benefit of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of NASDAQ, the stock exchange on which our Paired Shares are traded.

The Board directs and oversees the management of the business and affairs of ESH REIT in a manner consistent with the best interests of ESH REIT and its shareholders. In this oversight role, the Board serves as the ultimate decision-making body of ESH REIT, except for those matters reserved to or shared with ESH REIT’s shareholders.

We have adopted the ESH Hospitality, Inc. Corporate Governance Guidelines (as amended from time to time, the “Corporate Governance Guidelines”), which provide a framework for the governance of ESH REIT as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

>	the composition, structure and policies of the Board and its committees;

>	director qualification standards;

>	expectations and responsibilities of directors;

>	management succession planning;

>	the evaluation of Board performance;

>	our director resignation policy; and

>	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

The Corporate Governance Guidelines are posted on the investor relations section of our website at www.aboutstay.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee at least annually to ensure that they effectively promote the best interests of both ESH REIT and ESH REIT’s shareholders and that they comply with all applicable laws, regulations and NASDAQ requirements.

Stock Ownership Guidelines

To further align the interests of our independent directors and our shareholders, the Board has adopted stock ownership guidelines under which independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal three times annual cash compensation.

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No Hedging Policy

ESH REIT’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of ESH REIT from effecting hedging or similar monetization transactions with respect to Paired Shares.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer (our President and CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the investor relations section of our website at www.aboutstay.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to disclose the amendment or waiver on our website.

Board of Directors and Director Independence

The Corporation owns a majority of our common stock. As a result, the Board has determined that we are a “controlled company” under the rules of NASDAQ. Although we therefore qualify for exemptions from certain corporate governance requirements of NASDAQ, we have chosen not to rely on those exemptions.

The Board consists of seven directors, all of whom have been nominated for re-election at the Annual Meeting. Our Amended and Restated Bylaws provide that directors are elected at the annual meeting of shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal.

The Corporate Governance Guidelines define an “independent” director in accordance with the NASDAQ corporate governance rules for listed companies and require the Board to review and make an affirmative determination as to the independence of each director at least annually. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of ESH REIT and has not engaged in various types of business dealings with ESH REIT or certain other related party transactions. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board broadly considers all relevant facts and circumstances, including information provided by the directors and ESH REIT with regard to each director’s business and personal activities as they may relate to ESH REIT and ESH REIT’s management. The Board may delegate independence determinations to the Nominating and Corporate Governance Committee to the extent permitted by NASDAQ.

Our Board has affirmatively determined that each of our directors other than Mr. Halkyard is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable rules of the SEC and NASDAQ.

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Board Leadership Structure

We do not have a policy as to whether the role of the Board Chair and the Chief Executive Officer should be separate or combined. The Board may select its Chair and Chief Executive Officer in any way it considers to be in the best interests of ESH REIT. At this time, we believe it is beneficial to separate the Chair and Chief Executive Officer in order to enhance the Chair’s oversight capability. Mr. Halkyard serves as our Chief Executive Officer and Mr. Geoga serves as Board Chair. The Board believes this leadership structure, which separates the Chair and Chief Executive Officer roles, is appropriate corporate governance for us at this time. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Halkyard and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant. If the Board determines that it is in the best interests of our shareholders to combine the positions of Chair and Chief Executive Officer, the independent directors will designate a Lead Independent Director.

Board Oversight of Risk Management

The Board oversees, and provides direction with respect to, management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Board and applicable committees periodically receive management reports on our business operations, financial results and strategic plans.

The Board delegates appropriate aspects of its oversight responsibility to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing, among other things, our financial statements, our auditing, accounting and financial functions and reporting processes, including our systems of internal controls for financial reporting, our compliance with legal and regulatory requirements, our enterprise risk management framework, and our cybersecurity risk framework. In particular, the Audit Committee periodically reviews and discusses with management the internal audit function and the independent auditor, as applicable, our major financial risk exposure and the guidelines and policies that management has established with respect to risk assessment and risk management. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

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Director Selection Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become directors and selecting, or recommending to the Board for its selection, the director nominees for the next annual meeting of shareholders or to fill vacancies or newly created directorships that may occur between such meetings, including reviewing and making recommendations to the Board whether members of the Board should stand for re-election. The Board then nominates candidates each year for election or re-election by shareholders or appoints new Board members to fill vacancies. In identifying prospective director candidates, the Committee may seek referrals from other members of the Board, management and third-party sources. The Committee may, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Board. The Nominating and Corporate Governance Committee retained Ferguson Partners Ltd., to assist with candidate searches from December 2016 to March 2018. The Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not maintain a fixed set of qualifications for director nominees other than the minimum individual qualifications described below. In considering candidates for the Board, the Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert” as that term is defined by SEC rules), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with ESH REIT’s business and industry, independence of thought and an ability to work collegially. The Committee also may consider the current size, composition and combined expertise of the Board and the extent to which a candidate would fill a present need on the Board. In particular, the Committee may consider the requirements that the members of the Board as a group maintain the requisite qualifications under the applicable NASDAQ listing standards for independence for the Board as a whole and for appointing individuals to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Although the Nominating and Corporate Governance Committee considers diversity of background and experiences, neither the Corporate Governance Guidelines nor the Nominating and Corporate Governance Committee Charter include a formal diversity policy.

The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of ESH REIT’s business and structure.

The Nominating and Corporate Governance Committee will consider candidates suggested by shareholders and will evaluate such candidates on a basis substantially similar to that which it uses to evaluate other nominees. Any shareholder who wishes to recommend a director candidate for consideration by the Committee may do so by submitting a recommendation in writing to the Chair of the Nominating and Corporate Governance Committee. See “Communications with the Board” below for how to communicate with the Chair of the Nominating and Corporate Governance Committee. Recommendations should include any information the shareholder believes would be helpful to the Nominating and Corporate Governance Committee in evaluating the candidate and must include

12 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

information that would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate, including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as director if elected. If the Nominating and Corporate Governance Committee determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included on the proxy card for our next annual meeting in accordance with the procedures set forth in our Amended and Restated Bylaws. Shareholders may also directly nominate directors for election at ESH REIT’s annual shareholders meeting by following the provisions set forth in our Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider. See “Frequently Asked Questions—What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or to propose other matters to be considered at our 2020 annual meeting of shareholders?” for additional information.

Proxy Access Director Nominations

In addition to advance notice procedures, our Amended and Restated Bylaws also include provisions permitting, subject to certain specified terms and conditions, shareholders who have maintained continuous qualifying ownership of at least 3% of outstanding common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Eligible shareholders who wish to nominate a proxy access candidate must follow the procedures described in our Amended and Restated Bylaws. Proxy access candidates and the shareholders nominators meeting the qualifications and requirements set forth in our Amended and Restated Bylaws will be included in ESH REIT’s proxy statement and ballot. To be timely, an eligible shareholder’s proxy access notice must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in our Amended and Restated Bylaws.

Meetings of the Board and Committees

During 2018, the Board held four regular meetings and one telephonic special meeting, in addition to taking various actions by unanimous written consent. During 2018, each incumbent director attended at least 75% of the total meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served during the period of his or her service on the committee. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2018 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.

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Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chair of executive sessions. Independent directors meet in an executive session that excludes management and affiliated directors, if any, at least once per year.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chair of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of ESH REIT, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chair will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is composed solely of independent directors. Each committee operates under its own written charter approved by the Board, copies of which are available on the investor relations section of our website at www.aboutstay.com.

The following table shows the current membership of each committee of our Board, and the number of meetings held by each committee during 2018:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kapila K. Anand	Chair		Member
Neil T. Brown		Member	Member
Bruce N. Haase		Member	Member
Steven E. Kent	Member		Chair
Lisa Palmer	Member	Chair
Number of 2018 Meetings†	7	4	5

†	During 2018, each committee also took actions by unanimous written consent.

Audit Committee

The Audit Committee currently consists of Ms. Anand, Mr. Kent, and Ms. Palmer. Ms. Anand is the Chair of the Audit Committee. The Board has determined that each Audit Committee member qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and as “independent” as

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defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ listing standards.

The principal duties and responsibilities of the Audit Committee are set forth in its written charter, and include, among other things, to oversee and monitor:

>	the integrity and adequacy of our auditing, accounting and financial reporting processes and internal control systems;

>	the quality and integrity of our financial statements;

>	the independence, qualifications and performance of our independent auditor;

>	the performance of our internal audit function;

>	our enterprise risk management framework and our policies and procedures for risk management; and

>	our compliance with legal, ethical and regulatory matters.

The Audit Committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions—Related Party Transaction Policy.” Additional information about the responsibilities of the Audit Committee and its activities during 2018 are also described in the Audit Committee Report contained in this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Mr. Brown, Mr. Haase and Ms. Palmer. Ms. Palmer is the Chair of the Compensation Committee. The Board has determined that each Compensation Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Compensation Committee are set forth in its written charter, and include, among other things:

>	to establish and review our overall compensation philosophy;

>

to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and the executive’s performance in light of those established goals and objectives;

>

to review and approve executive employment compensation programs and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

>	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of ESH REIT;

>	to review and make recommendations to the Board with respect to any shareholder proposals regarding executive compensation;

>	to oversee the preparation of compensation disclosures required in accordance with the rules of the SEC; and

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>	to provide regular reports to the Board and take such other actions as are necessary and consistent with governing law and ESH REIT’s organizational documents.

The Compensation Committee has the authority to and does engage the services of independent advisors, experts and others to assist it from time to time. In accordance with this authority, the Compensation Committee has engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant, as described under “Executive Compensation—Compensation Discussion and Analysis—Our Decision Making Process.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ms. Anand, Mr. Brown, Mr. Haase and Mr. Kent. Mr. Kent is the Chair of the Nominating and Corporate Governance Committee. The Board has determined that each Nominating and Corporate Governance Committee member is “independent” as defined by the NASDAQ listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, and include, among other things:

>	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

>	to make recommendations regarding candidates submitted by our shareholders;

>	to review the adequacy of the certificate of incorporation and bylaws and recommend to the board any proposed amendments for consideration by the shareholders;

>	to periodically review the Corporate Governance Guidelines and the charter, composition and performance of each committee of the Board;

>	to make recommendations to the Board regarding Board governance matters and practices; and

>	to oversee the evaluation of the Board and management.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2018, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Director Compensation

At the Board’s regular meeting in May 2018, the Compensation Committee affirmed the existing director compensation program that provides the following:

>

Except as provided below, each independent director receives an annual cash retainer of $90,000 and an annual equity retainer with a value at grant of $100,000. Equity retainers are granted in restricted stock units that vest one year from the day of the grant.

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>	The Chairs of the Board and of each Committee receive an additional cash retainer in the following amounts:

Chair	Additional cash retainer

Board	$25,000

Audit Committee	$15,000

Compensation Committee	$10,000

Nominating and Corporate Governance Committee	$7,500

The Board Chair does not receive any additional cash retainer to the extent he or she serves as a Committee Chair.

>

Mr. Geoga and Ms. Anand also serve on the Board of Directors of the Corporation. Although the Boards of Directors of ESH REIT and of the Corporation represent different interests, there is substantial overlap in the materials upon which the members of each Board of Directors rely in preparing for meetings and otherwise serving as directors. Recognizing that the incremental work required to serve on the second board is less than twice the effort of serving on a single board, Mr. Geoga and Ms. Anand each receive a total annual cash retainer of $120,000 and an annual equity retainer with a value at grant of $150,000 for their service on both Boards, the cost of which is split evenly between ESH REIT and the Corporation. The compensation paid to Ms. Anand and Mr. Geoga for serving as Committee or Board Chairs is not affected.

The Compensation Committee previously adopted an amendment to the director compensation program permitting each director to receive the value of his or her cash retainers in Paired Shares.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2018.

Director	Fees earned or paid in cash	Stock Awards(1)		All Other Compensation(2)	Total

Douglas G. Geoga	$—	$73,537	(3)	$85,000	$158,537

Kapila K. Anand	$75,000	$73,537	(4)	$—	$148,537

Neil T. Brown	$—	$98,043	(5)	$90,000	$188,043

Steven E. Kent	$95,625	$98,043	(6)	$—	$193,668

Lisa Palmer	$99,375	$98,043	(7)	$—	$197,418

Bruce N. Haase	$—	$108,796	(8)	$67,500	$176,296

Jonathan S. Halkyard(9)	$—	$—	(9)	$—	$—

(1)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2018 of the Corporation and ESH REIT.

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(2)	The amounts included in the “All Other Compensation” column represent the fair value of shares issued in lieu of cash at the election of each Board member.

(3)

On May 15, 2018, Mr. Geoga was granted 3,775 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(4)

On May 15, 2018, Ms. Anand was granted 3,775 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(5)

On May 15, 2018, Mr. Brown was granted 5,033 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(6)

On May 15, 2018, Mr. Kent was granted 5,033 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(7)

On May 15, 2018, Ms. Palmer was granted 5,033 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(8)

On May 15, 2018, Mr. Haase was granted 5,585 restricted stock units. These restricted stock units are scheduled to vest on May 15, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.

(9)

Mr. Halkyard did not receive any compensation for services rendered during 2018 as a director of ESH REIT. Mr. Halkyard’s compensation for services rendered Executive Officer of ESH REIT is reported in the Summary Compensation Table.

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proposal 2:

say-on-pay

2

Proposal No. 2

An advisory vote on ESH REIT’s executive compensation.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve, on an advisory basis, the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules.

Section 14A of the Exchange Act requires ESH REIT to request shareholder approval, on an advisory basis, of the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly known as a “say-on-pay” proposal.

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of ESH REIT’s prior shareholder advisory votes on executive compensation. Our most recent say-on-pay vote was held in 2018 and yielded an approval by 99.46% of the votes cast, a considerable improvement from our 2017 say-on-pay vote. The Committee considers these results to reflect substantial shareholder support of the Corporation’s executive compensation program, and has continued to consider shareholder feedback when reviewing, designing and implementing our executive compensation program.

The Compensation Discussion and Analysis (“CD&A”) beginning on page 21 of this Proxy Statement sets forth detailed information about our executive compensation program. Our executive compensation program is designed to (i) attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. We believe that our executive compensation program accomplishes those ends while remaining strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon ESH REIT. However, our Compensation Committee will continue to use shareholder feedback, both as expressed by your say-on-pay vote and as provided directly to us, as an important consideration in making future NEO compensation decisions.

The Board therefore recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of ESH REIT approve, on an advisory basis, the executive compensation of ESH REIT’s NEOs as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion contained in this Proxy Statement.

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EXECUTIVE OFFICERS

The following table sets forth, as of April 11, 2019, the name and age of our executive officers and the positions and offices they currently hold:

Name	Age	Position

Jonathan S. Halkyard	54	President and Chief Executive Officer

Brian T. Nicholson	49	Chief Financial Officer

Christopher N. Dekle	47	General Counsel and Corporate Secretary

James G. Alderman Jr.	54	Chief Asset Merchant

Howard J. Weissman	50	Corporate Controller and Chief Accounting Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 11, 2019:

Brian T. Nicholson has served as the Chief Financial Officer of ESH REIT and the Corporation since May 2018. Mr. Nicholson previously served as Chief Financial Officer of The Fresh Market, Inc. from September 2016 to May 2018 where he also served as Interim Chief Executive Officer from June 2017 to September 2017. From September 2015 to July 2016, Mr. Nicholson was the Executive Vice President and Chief Financial Officer of Driven Brands, Inc. From June 2012 to September 2015, Mr. Nicholson was the Vice President of Financial Planning & Analysis for the Corporation. He previously served in finance, strategy, and consulting roles for The Fresh Market, Inc. and ScottMadden, Inc.

Christopher N. Dekle has served as General Counsel and Corporate Secretary of ESH REIT and the Corporation since June 2018. Mr. Dekle has previously served as Deputy General Counsel, Vice President and Assistant Secretary from October 2013 to June 2018. He previously served as General Counsel and Vice President from April 2010 to October 2013, as Assistant General Counsel from January 2007 to April 2010, and Corporate Counsel from July 2005 to December 2007 at HVM LLC. From 2003 to 2005, he was General Counsel for Employers Life Insurance Corporation. From 1997 to 2003, Mr. Dekle was in private practice.

James G. Alderman Jr. has served as Chief Asset Merchant of ESH REIT and the Corporation since November 2016. He previously served as Chief Development Officer of Kimpton Hotels & Restaurants from July 2013 to November 2016. From March 2012 to July 2013, Mr. Alderman was principal of Alderman Hospitality, a hospitality real estate consulting firm. Prior to that, Mr. Alderman held various leadership positions with other lodging companies such as Wyndham Worldwide and Starwood Hotels & Resorts.

Howard J. Weissman has served as Chief Accounting Officer of ESH REIT and the Corporation and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM LLC from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest

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Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

This CD&A explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee for making pay decisions, as well as its rationale for specific decisions related to 2018 compensation.

2018 CD&A At-A-Glance
This year’s CD&A again reviews the objectives and elements of ESH REIT’s executive compensation program and discusses the 2018 compensation earned by our NEOs. During 2018, we:
Successfully executed on the transition of our CEO	Seamlessly transitioned Mr. Halkyard into the role of President and CEO effective January 1, 2018
Implemented shareholder-friendly policies	Added double-trigger change-in-control vesting and clawback provisions to all 2018 equity grants
Improved the structure of our incentive plans	Beginning in 2018, eliminated performance measures that were duplicated in our incentive plans and increased the weighting of relative Total Shareholder Return (rTSR) in our long-term plan

2018 saw important achievements for the Company and our shareholders, with the Company returning approximately $250 million to our shareholders through dividends and share repurchases and improving overall financial performance. More information about these actions, our 2018 business achievements, and the resulting compensation actions taken by the Compensation Committee are summarized in the following narrative.

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In 2018, our NEOs were:

Name	Title

Jonathan S. Halkyard	President and Chief Executive Officer

Brian T. Nicholson(1)	Chief Financial Officer

David Clarkson(2)	Interim Chief Financial Officer

James G. Alderman Jr.	Chief Asset Merchant

Christopher N. Dekle(3)	General Counsel and Corporate Secretary

Howard J. Weissman	Corporate Controller and Chief Accounting Officer

(1)	On April 27, 2018, the Board of Directors approved the appointment of Mr. Nicholson as Chief Financial Officer of ESH REIT, effective May 15, 2018.

(2)	Mr. Clarkson served in 2018 as the Interim Chief Financial Officer until the effectiveness of Mr. Nicholson’s appointment as Chief Financial Officer.

(3)	On May 15, 2018, the Board of Directors appointed Mr. Dekle as General Counsel and Corporate Secretary of ESH REIT, effective June 1, 2018.

Executive Summary

2018 Say-On-Pay and Shareholder Outreach

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of ESH REIT’s prior shareholder advisory votes on executive compensation.

We view a continuing, constructive dialogue with our shareholders as crucially important to ensuring that we remain aligned with their interests. With that in mind:

>	At our 2018 Annual Meeting of Shareholders, more than 99% of shares cast voted in favor of the advisory vote on executive compensation.

>

We regularly talk to shareholders and appreciate the opportunity to gain further insight and understanding into their views. In 2018 our investor relations outreach extended to over 300 investor meetings and calls.

>

We update the Compensation Committee and the Board on our conversations with investors, and this investor input, along with the feedback from its independent consultant, assists the Compensation Committee as it maintains its focus on aligning pay and performance.

>	We speak to almost all of our top 25 shareholders at least annually, which represent approximately 55% of our outstanding shares.

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2018 CEO Compensation

Mr. Halkyard was appointed as our new President and CEO effective January 1, 2018. Mr. Halkyard’s target direct compensation was set by reference to our peer group, which we describe on pages 25-26. Mr. Halkyard’s annual base salary for 2018 was $900,000, his target annual bonus opportunity was 100% of his annual base salary, and the grant date fair value of equity awarded was $3,200,000. Mr. Halkyard’s target direct compensation, as compared to the target direct compensation for CEOs of our peer companies, was as follows (amounts shown in thousands):

Compensation Practices & Policies

We believe our compensation practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

We do have:	We don’t have:

Heavy emphasis on variable compensation	Significant perquisites

Performance-weighted long-term incentive awards	“Single-trigger” termination payments upon a change in control

Rigorous stock ownership guidelines	Hedging of Corporation stock

Clawback provisions	Pledging of Corporation stock

Independent compensation consultant	Multi-year guarantees for salary increases

Regular risk assessments	Tax gross-ups on termination payments following a change in control

“Double-trigger” termination payments upon a change in control	Repricing or backdating stock options without shareholder approval

Annual reviews of share utilization	Executive agreements

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Executive Compensation Program Guidelines

Philosophy

The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of ESH REIT, and create long-term shareholder value. To this end, our program is grounded by the following guiding principles:

Pay for Performance	A significant portion of an NEO’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and long- term business performance objectives.

Shareholder Alignment

NEOs should be compensated through pay elements (base salaries, annual and long-term equity incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

Attraction and Retention	The executive compensation program should enable ESH REIT to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.

Elements of Compensation

Our compensation philosophy is supported by the following principal compensation elements:

Base salary	Base salary provides a predictable level of current income to provide the NEO with a certain amount of stability and assists ESH REIT in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the NEOs for achieving critical, short-term financial performance goals, as well as achieving individual objectives.

Long-term equity-based awards

Grants of time-based and performance-based restricted stock units under the Amended and Restated ESH Hospitality Long-Term Incentive Plan (the “Equity Incentive Plan”) provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support ESH REIT’s retention strategy.

Participation in general employee benefit programs

A standard package of employee benefits is maintained by the Corporation’s subsidiary, ESA Management LLC (together with its subsidiaries, “ESA Management”) to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

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Our Decision Making Process

The Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Committee consists entirely of independent non-employee members of the Board. The Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at the investor relations section of our website at www.aboutstay.com.

The Committee makes all final compensation and equity award decisions regarding our NEOs. The Committee, together with management, also reviews our compensation practices and policies with regard to risk management and has determined that there are no policies or practices that are likely to lead to excessive risk-taking or have a material adverse effect on ESH REIT.

The Role of Management

While only Committee members make decisions regarding executive compensation, at the request of the Committee, members of our senior management team typically attend meetings during which executive compensation, company and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers, including the other NEOs. The CEO does not participate in the deliberations of the Committee regarding his own compensation.

The Role of the Independent Consultant

Pursuant to authority granted to it under its charter, the Committee engages Pearl Meyer as its independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules and has determined that work performed by Pearl Meyer does not create a conflict of interest.

The Role of Peer Groups

As part of our compensation philosophy, our executive compensation program is designed to attract, motivate and retain our NEOs in an increasingly competitive and complex talent market. As such, the Committee evaluates industry-specific and general market compensation practices and trends to ensure that our program remains appropriately competitive.

For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual incentive program has been designed to meaningfully reward strong annual Company performance, in order to motivate participants to strive for the Company’s continued growth and profitability. In 2018, the compensation program continued to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

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The Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of ESH REIT’s practices or executive compensation levels. When determining base salaries and incentive opportunities for the NEOs, the Committee also considers the performance of ESH REIT and the individual, the nature of an individual’s role within ESH REIT, as well as experience and contributions in his or her current role.

For purposes of setting compensation for 2018, the Committee, based on recommendations from Pearl Meyer, approved the following Compensation Peer Group, which includes the five c-corp peer companies and twelve REIT peer companies listed below. LaSalle Hotel Properties was subsequently removed from our peer group for analyzing 2019 compensation levels following its November 2018 merger with Pebblebrook Hotel Trust.

C-Corp Peers	REIT Peers

Choice Hotels International, Inc.	Braemar Hotels & Resorts Inc.

Hilton Worldwide Holdings Inc.	Ashford Hospitality Trust, Inc.

Hyatt Hotels Corporation	Chatham Lodging Trust

Marriott International, Inc.	Chesapeake Lodging Trust

Wyndham Hotels & Resorts, Inc.	DiamondRock Hospitality Company

Hersha Hospitality Trust

Hospitality Properties Trust

Host Hotels & Resorts, Inc.

LaSalle Hotel Properties

RLJ Lodging Trust

Summit Hotel Properties, Inc.

Sunstone Hotel Investors, Inc.

2018 Executive Compensation Program in Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, ESH REIT believes that the base salary level should be aligned with the NEO’s position, duties and experience, be reasonable relative to the other NEOs’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee reviews the compensation of each of the NEOs each year, including base salary, and makes changes based on performance and a review of market compensation.

26 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

NEO	Salary Through May 4, 2018(1)	Salary Adjustment %	Salary Adjustment $	Salary Effective May 5, 2018

Jonathan S. Halkyard	$900,000	0.00%	$—	$900,000

Brian T. Nicholson	$460,000	0.00%	$—	$460,000

David Clarkson	$232,786	3.00%	$6,984	$239,770

James G. Alderman Jr.	$418,000	2.87%	$12,000	$430,000

Christopher N. Dekle	$274,508	36.61%	$100,492	$375,000

Howard J. Weissman	$252,361	3.00%	$7,571	$259,932

(1)

Mr. Halkyard’s base salary was increased from $583,495 to $900,000 on January 1, 2018 when he was promoted to CEO and President. Messrs. Clarkson, Alderman and Weissman received increases of 3.00%, 2.87% and 3.00%, respectively, generally consistent with company-wide increase. Mr. Dekle’s base salary was increased from $274,508 to $375,000 on June 1, 2018 when he was promoted to General Counsel. Mr. Nicholson did not receive a salary increase in 2018.

Annual Cash Incentive Awards

The 2018 Annual Incentive Program provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts. For 2018, each of Messrs. Halkyard, Nicholson and Alderman was eligible to earn a target annual award equal to 100% of his annual base salary. Mr. Dekle was eligible to earn a target annual award equal to 30% of his base salary for the time prior to his promotion and target annual award equal to 100% of his annual base salary after his promotion. Mr. Weissman was eligible to earn a target annual award equal to 35% of his annual base salary and Mr. Clarkson was eligible to earn a target annual award equal to 30% of his annual base salary. The Committee also considered market data in setting the following threshold, target and maximum award opportunities for 2018:

		Annual Incentive Opportunity

NEO	Base Salary	Threshold (30% of Target)	Target	Maximum (200% of Target)

Jonathan S. Halkyard	$900,000	$270,000	$900,000	$1,800,000

Brian T. Nicholson	$460,000	$138,000	$460,000	$920,000

David Clarkson	$239,770	$21,579	$71,931	$143,862

James G. Alderman Jr.	$430,000	$129,000	$430,000	$860,000

Christopher N. Dekle	$375,000	$112,500	$375,000	$750,000

Howard J. Weissman	$259,932	$27,293	$90,976	$181,952

The CEO and his direct reports are eligible to earn bonuses in the range of 0% to 200% of their individual annual bonus target based on (1) the achievement of the Company’s 2018 Adjusted EBITDA goal and (2) the executive’s individual performance contributions toward the achievement of the Company’s 2018 Adjusted EBITDA goal.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 27

The achievement of the Company’s 2018 Adjusted EBITDA goal, which represents 80% of the individual annual incentive award, was calculated using the approved 2018 Adjusted EBITDA achievement factor.

Individual performance, which represents 20% of the individual annual incentive award, was determined based on the executive’s individual performance as evaluated by the CEO and reviewed and approved by the Compensation Committee. The outcome of this assessment could have earned the executive from 0% to 200% of this portion of the executive’s annual bonus.

Adjusted EBITDA provides a useful illustration of the Company’s financial performance and the ongoing operations of its business, since the adjustments exclude certain expenses that are not indicative of recurring core operating results. Consistent with the Compensation Committee’s philosophy to set target payout levels such that the relative difficulty of achieving the goal is anticipated to be generally consistent from year to year, for 2018, the target Adjusted EBITDA performance level represented a 2.75% increase over 2017 performance levels. Further, the target Adjusted EBITDA performance level reflects (when set) the expectations of the general economic and industry factors for the coming year and the results of management’s initiatives to improve the performance of the Company.

The following table summarizes the threshold, target and maximum Adjusted EBITDA goals, as well as actual results for fiscal 2018. Straight-line interpolation is applied for performance above threshold. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2018.

Performance Measure	Threshold	Target	Maximum	Actual

Adjusted EBITDA (in millions)	$600	$640	$660	$599

Target EBITDA was originally set in February 2018 at $640 million, representing a 2.75% increase over 2017 actual achievement. The target performance level was subsequently adjusted to $620 million during the year to reflect the sale and acquisition of hotel properties (with corresponding adjustments in the threshold and maximum measures to $580 million and $640 million).

Based on the above results and other adjustments (principally due to severance payments related to a targeted right sizing initiative and unbudgeted consulting fees that were not contemplated in setting the original target for 2018), the Compensation Committee determined that the Corporation’s Adjusted EBITDA for performance measure was $602 million and the target was achieved at the 69% level. Messrs. Halkyard, Nicholson, Clarkson, Alderman, Dekle and Weissman earned bonuses of $611,000, $188,701, $65,458, $320,436, $190,751 and $82,788, respectively. The 2018 bonuses were paid in March 2019.

Equity Incentive Awards

Our NEOs are eligible for long-term equity incentives, all of which are issued under the terms of our Equity Incentive Plan, which is designed to provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support ESH REIT’s retention strategy. To this end, our approach to long-term incentive compensation includes a combination of performance-based and time-vested equity awards. Commencing with awards granted in 2018, vesting in connection with a change in control is on a “double-trigger” basis, meaning that an NEO must cease employment in connection with a change in control in order to be entitled to accelerated vesting. The following table summarizes grants made in 2018.

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Type of Equity Award	Weighting	Description

Performance-Based Restricted Stock Units	50%	Beginning with the 2018 grant, the entire performance award vests based on rTSR against a group of peer companies over a three-year performance period.

Service-Based Restricted Stock Units	50%	The service-based awards vest one-third per year over three years.

The table below shows the long-term incentive award values granted for fiscal 2018 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table).

NEO	Performance-Based Restricted Stock Units (rTSR) (50%)	Time-Based Restricted Stock Units (50%)	Total Value

Jonathan S. Halkyard	$1,556,158	$1,702,746	$3,258,904

Brian T. Nicholson	$—	$294,000	$294,000

David Clarkson	$31,094	$233,263	$264,357

James G. Alderman Jr.	$186,113	$208,688	$394,801

Christopher N. Dekle	$84,543	$99,409	$183,952

Howard J. Weissman	$33,723	$37,791	$71,514

Relative Total Shareholder Return Grants

rTSR: 2018-2020 Performance Cycle. The performance-based restricted stock units granted in 2018 are subject to rTSR targets (“rTSR RSUs”) and are eligible to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group (see list below) during the three-year performance period. Payouts can range from 0% to 150% based on the Company’s TSR achievement versus that of the peer group. If the Company’s TSR is negative, the maximum payout is limited to 100%.

Performance Level	Performance Ranking	Paired Shares Earned as a Percentage of Target

< Threshold	< 35th %tile	0%

Threshold	35th %tile	50%

Target	Median	100%

Maximum	75th %tile	150%

*	Straight-line interpolation is applied for performance between threshold and target, and target and maximum, subject to a maximum payout of 100% if the Company’s TSR is negative.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 29

With respect to the rTSR RSUs granted in 2018, the specific comparator group consisted of the following 17 companies: Ashford Hospitality Trust, Ashford Hospitality Prime, Chatham Lodging Trust, Chesapeake Lodging Trust, Choice Hotels International, DiamondRock Hospitality, Hersha Hospitality Trust, Hilton Worldwide Holdings, Hospitality Properties Trust, Host Hotels and Resorts, Hyatt Hotels, LaSalle Hotel Properties, Marriott International, RLJ Lodging Trust, Summit Hotel Properties, Sunstone Hotel Investors, and Wyndham Worldwide.

Achievement of Vesting for Prior Year Awards

As described above, beginning in February 2018, 100% of the performance-based portion of long-term incentive compensation vests based on achievement of rTSR.

Prior to 2018, our NEOs were granted restricted stock units subject to (i) Adjusted EBITDA performance goals (“EBITDA RSUs”) (which constituted 35% of the total number of the restricted stock units granted), one-third of which were scheduled to vest each year over a three-year period subject to annual Adjusted EBITDA goals and (ii) rTSR targets (which constituted 35% of the total number of restricted stock units granted), which are scheduled to vest at the end of a three-year performance period based on the rTSR of the Company as compared to the results of a specific peer group selected for the year in which the award is granted.

Following the 2018 performance period, (i) the three tranches of EBITDA RSUs granted in 2016 have vested as to 75.0%, 87.9% and 69.0% for the 2016, 2017 and 2018 performance periods, respectively; (ii) of the three tranches of EBITDA RSUs granted in 2017, two have vested as to 87.9% and 69.0% for the 2017 and 2018 performance periods, respectively, and one remains subject to vesting over the 2019 performance period; (iii) the rTSR RSUs granted in 2016 have vested as to 72.2%; and (iv) the rTSR RSUs granted in 2017 and 2018 remain outstanding.

The Committee determined that based on Adjusted EBITDA for performance measure results of $602 million for the 2018 performance period, 69% of the target was earned. The table below indicates the number of Paired Shares issued in 2018 in settlement of Adjusted EBITDA RSUs granted in 2016 and 2017 (in each case, relating to the one-third of the grant that was eligible to vest over the 2018 annual performance period) based on achievement of 69% of target. The Committee also determined that with respect to the rTSRs granted in 2016, the rTSR targets, as compared against the relevant peer group, were achieved as to 72.2%.

	Vested Over the 2018 Annual Performance Period

NEO	2016 Adjusted EBITDA RSUs	2017 Adjusted EBITDA RSUs	2016 rTSR RSUs

Jonathan S. Halkyard	3,680	2,772	11,553

Brian T. Nicholson	—	—	—

David Clarkson	428	322	1,346

James G. Alderman Jr.	—	1,947	—

Christopher N. Dekle	501	379	1,576

Howard J. Weissman	458	349	1,437

30 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

Because we believe holding equity interests in ESH REIT will discourage executives and members of our Board from taking excessive business risks, we maintain stock ownership guidelines to encourage our key executives to own stock at least equal in value to a multiple of base salary as follows: the Chief Executive Officer, five times; the Chief Financial Officer, four times; and each of our other NEOs, three times. Shares that count towards satisfaction of these stock ownership guidelines generally include shares owned by the participant, vested restricted stock units and unvested time based restricted units. Our NEOs generally have a five-year period to meet the holding requirements from the date they first become subject to the guideline.

Anti-Hedging Policy

We prohibit the NEOs and other executives from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, ESH REIT has an Anti-Hedging Policy that prohibits our NEOs from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on our securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.

Clawback Policy

Effective January 1, 2018 we implemented a clawback policy that covers all NEOs. The policy provides that in the event of a financial restatement, the Board has the discretion to require NEOs to return compensation that had been previously paid but was beyond what would have been earned under the results reflected in the restated financial statements.

Benefit Programs

ESH REIT offers executive officers, including the NEOs, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial three-year service period. Each of the NEOs participates in the 401(k) Plan.

Effective June 9, 2016, ESA Management sponsors the ESA Management, LLC Deferred Compensation Plan, in which each of our NEOs may participate. For a summary of the participation by our NEOs in this plan, see “Deferred Compensation Plan.”

Perquisites

We provide limited perquisites to our NEOs when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina when they joined the Company.

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Termination Arrangements

Each of the NEOs is entitled to severance benefits as a participant under the Severance Plan. In addition, each of the NEOs is entitled to benefits upon a change in control pursuant to their equity award agreements. Each of these is described under “Potential Payments Upon Termination or Change in Control.”

Actions in 2019

Following a review of the overall executive compensation package of each of our NEOs, the Compensation Committee determined that it was appropriate for each of our NEOs to receive grants of restricted stock units, which were approved by the Compensation Committee on February 7, 2019 pursuant to the Equity Incentive Plan.

Impact of Tax Consideration on Compensation

Prior to January 1, 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limited ESH REIT’s deduction for compensation paid to the NEOs named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan was structured so that awards of stock options, stock appreciation rights and certain performance awards would be granted in a manner that satisfied the exception under Section 162(m) of the Code for qualified “performance-based compensation,” and similarly, the Extended Stay America, Inc. Annual Incentive Plan was structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee considered the impact of Section 162(m) of the Code in making its past compensation decisions, it believed the tax deduction was only one of several relevant considerations in setting compensation. Accordingly, if it deemed it appropriate to provide compensation that did not constitute qualified performance-based compensation, the Compensation Committee would do so and, in such event, certain portions of compensation paid to the NEOs may not have been deductible for federal income tax purposes by reason of Section 162(m) of the Code.

As a result of the Tax Cuts & Jobs Act passed at the end of 2017, the exception for performance-based compensation under Section 162(m) has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Because of uncertainties as to the application and interpretation of Section 162(m) and its related regulations going forward, no assurance can be given that compensation paid to our NEOs in excess of $1  million will be tax deductible.

Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Lisa Palmer, Chair

Neil T. Brown

Bruce N. Haase

32 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

Summary Compensation Table

The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.

Name and Principal Position	Year	Salary		Bonus		Stock Awards(1)		Non-Equity Incentive Plan Compensation		All Other Compensation			Total

Jonathan S. Halkyard, President and Chief Executive Officer	2018 2017 2016	$ $ $	900,000 600,000 583,495	$ $ $	— — —	$ $ $	3,258,904 614,689 610,664	$ $ $	611,000 522,400 426,786	$ $ $	101,432 29,992 16,261	(2)	$ $ $	4,871,336 1,767,081 1,637,206

Brian T. Nicholson, Chief Financial Officer	2018		$460,000		$—		$294,000		$188,701		$2,377	(3)		$945,078

David Clarkson, Interim Chief Financial Officer	2018		$239,770		$—		$264,357		$65,458		$41,728	(4)		$611,312

James G. Alderman Jr., Chief Asset Merchant	2018 2017 2016	$ $ $	430,000 418,000 61,500	$ $ $	— — 80,000	$ $ $	394,801 1,042,665 —	$ $ $	320,436 367,422 —	$ $ $	56,530 63,025 7,529	(5)	$ $ $	1,201,767 1,891,112 149,029

Christopher N. Dekle, General Counsel and Corporate Secretary	2018		$375,000		$—		$183,952		$190,751		$26,280	(6)		$775,984

Howard J. Weissman, Corporate Controller and Chief Accounting Officer	2018 2017 2016	$ $ $	259,932 252,361 245,011	$ $ $	— — —	$ $ $	71,514 77,431 75,997	$ $ $	82,788 77,639 63,458	$ $ $	15,350 7,086 7,153	(7)	$ $ $	429,584 414,517 391,619

(1)

The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2018 of the Corporation and ESH REIT.

(2)

This amount includes (i) $89,000 in distributions received with respect to Paired Shares received following settlement of Mr. Halkyard’s vested restricted stock units, (ii) $12,249 in matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iii) $183 in long-term disability costs paid by the Corporation.

(3)	This amount includes (i) $2,300 in matching contributions made to the 401(k) Plan on behalf of Mr. Nicholson and (ii) $77 in long-term disability costs paid by the Corporation.

(4)

This amount includes (i) $27,320 in distributions received with respect to Paired Shares received following settlement of Mr. Clarkson’s vested restricted stock units, (ii) $7,112 in matching contributions made to the 401(k) Plan on behalf of Mr. Clarkson, (iii) $7,113 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Clarkson and (iv) $183 in long-term disability costs paid by the Corporation.

(5)

This amount includes (i) $5,052 in distributions received with respect to Paired Shares received following settlement of Mr. Alderman’s vested restricted stock units, (ii) $30,025 in Mr. Alderman’s cost of living adjustment and related gross-up, (iii) $8,508 in matching contributions made to the 401(k) Plan on behalf of Mr. Alderman, (iv) $12,762 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Alderman and (v) $183 in long-term disability costs paid by the Corporation.

(6)

This amount includes (i) $8,018 in distributions received with respect to Paired Shares received following settlement of Mr. Dekle’s vested restricted stock units, (ii) $8,548 in matching contributions made to the 401(k) Plan on behalf of Mr. Dekle, (iii) $9,531 in matching contributions made to the Deferred Compensation Plan on behalf of Mr. Dekle and (iv) $183 in long-term disability costs paid by the Corporation.

(7)

This amount includes (i) $7,456 in distributions received with respect to Paired Shares received following settlement of Mr. Weissman’s vested restricted stock units, (ii) $7,711 in matching contributions made to the 401(k) Plan on behalf of Mr. Weissman and (iii) $183 in long-term disability costs paid by the Corporation.

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Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2018. The estimated possible payouts of the non-equity incentive plan awards in 2018 and the performance measures used to calculate such awards are discussed above in the section entitled “Annual Cash Incentive Awards.”

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards						Estimated Possible Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)		All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units ($)

Jonathan S. Halkyard	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	900,000 — —	$ $ $	1,800,000 — —	— 44,692	— 89,383	— 134,075	(2)	89,383 —	(1)	$ $	1,702,746 1,556,158	(3)

Brian T. Nicholson	— 5/15/2018	$ $	0 —	$ $	460,000 —	$ $	920,000 —	—	—	—		15,000	(4)		$294,000

David Clarkson	— 2/23/2018 2/23/2018 6/1/2018	$ $ $ $	0 — — —	$ $ $ $	71,931 — — —	$ $ $ $	143,862 — — —	— 893 —	— 1,786 —	— 2,679 —	(2)	1,786 — 10,000	(1) (5)	$ $ $	34,863 31,094 198,400	(3)

James G. Alderman Jr.	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	430,000 — —	$ $ $	860,000 — —	— 5,345	— 10,690	— 16,035	(2)	10,691 —	(1)	$ $	208,688 186,113	(3)

Christopher N. Dekle	— 2/23/2018 2/23/2018 5/15/2018 5/15/2018	$ $ $ $ $	0 — — — —	$ $ $ $ $	375,000 — — — —	$ $ $ $ $	750,000 — — — —	— 1,053 — 1,375	— 2,106 — 2,750	— 3,159 — 4,125	(2) (6)	2,106 — 2,750 —	(1) (4)	$ $ $ $	41,109 36,665 58,300 47,878	(3) (3)

Howard J. Weissman	— 2/23/2018 2/23/2018	$ $ $	0 — —	$ $ $	90,976 — —	$ $ $	181,952 — —	— 969	— 1,937	— 2,906	(2)	1,936 —	(1)	$ $	37,791 33,723	(3)

(1)

Represents grant of service-based restricted stock units made on February 23, 2018. Under the terms of the award agreement, one-third of the restricted stock units vested on February 23, 2019 and one-third of the restricted stock units are scheduled to vest on each of February 23, 2020, and February 23, 2021.

(2)

Represents grant of performance-based restricted stock units granted on February 23, 2018 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2021, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.

(3)

Grant date fair value of restricted stock units with market vesting conditions assumes that awards will vest at target. If highest levels of market conditions are achieved, grant date fair value would be higher.

(4)

Represents grant of service-based restricted stock units made on May 15, 2018. Under the terms of the award agreement, one-third of the restricted stock units are scheduled to vest on each of May 15, 2019, May 15, 2020 and May 15, 2021.

34 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

(5)

Represents grant of service-based restricted stock units made on June 1, 2018. Under the terms of the award agreement, 5,000 restricted stock units vested on June 1, 2018 and the remaining 5,000 restricted stock units vested on March 1, 2019.

(6)

Represents grant of performance-based restricted stock units granted on May 15, 2018 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2021, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2018.

Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights That Have Not Vested(1)

Jonathan S. Halkyard	100,843	(2)	$1,563,067	105,457	(3)	$1,634,584

Brian T. Nicholson	15,000	(4)	$232,500	—		$—

David Clarkson	8,118	(5)	$125,829	3,654	(6)	$56,637

James G. Alderman Jr.	50,531	(7)	$783,231	21,984	(8)	$340,752

Christopher N. Dekle	6,423	(9)	$99,557	7,058	(10)	$109,399

Howard J. Weissman	3,373	(11)	$52,282	3,962	(12)	$61,411

(1)

As of December 31, 2018, the fair market value of a Paired Share was $15.50. The number of Paired Shares included in this column includes the target number of (x) restricted stock units subject to annual EBITDA performance vesting conditions and (y) restricted stock units subject to vesting based on total shareholder return. Vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date except that 2,750 restricted stock units of Mr. Dekle will settled on the 15th day of September (or, in any year when the 15th day of September falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.

(2)

Mr. Halkyard’s service-based restricted stock units are scheduled to vest as follows: (i) 3,444 on February 21, 2020, (ii) 29,794 on February 23, 2020 and (iii) 29,794 on February 23, 2021. 37,811 of Mr. Halkyard’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(3)

For Mr. Halkyard, the restricted stock units included in this column exclude 6,452 shares that vested at 69.0% based on 2018 performance and 11,553 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(4)	Mr. Nicholson’s service-based restricted stock units are scheduled to vest as follows: (i) 5,000 on May 15, 2019, (ii) 5,000 on May 15, 2020 and (iii) 5,000 on May 15, 2021.

(5)

Mr. Clarkson’s service-based restricted stock units are scheduled to vest as follows: (i) 400 on February 21, 2020, (ii) 595 on February 23, 2020 and (iii) 595 on February 23, 2021. 6,528 of Mr. Clarkson’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(6)

For Mr. Clarkson, the restricted stock units included in this column exclude 750 shares that vested at 69.0% based on 2018 performance and 1,346 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(7)

Mr. Alderman’s service-based restricted stock units are scheduled to vest as follows: (i) 37,420 on February 21, 2020, (ii) 3,563 on February 23, 2020 and (iii) 3,563 on February 23, 2021. 5,985 of Mr. Alderman’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(8)	For Mr. Alderman, the restricted stock units included in this column exclude 1,947 shares that vested at 69.0% based on 2018 performance, which were settled on March 15, 2019.

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(9)

Mr. Dekle’s service-based restricted stock units are scheduled to vest as follows: (i) 917 on May 15, 2019, (ii) 472 on February 21, 2020, (iii) 702 on February 23, 2020, (iv) 917 on May 15, 2020, (v) 700 on February 23, 2021 and (vi) 916 on May 15, 2021. 1,799 of Mr. Dekle’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(10)

For Mr. Dekle, the restricted stock units included in this column exclude 880 shares that vested at 69.0% based on 2018 performance and 1,576 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

(11)

Mr. Weissman’s service-based restricted stock units are scheduled to vest as follows: (i) 434 on February 21, 2020, (ii) 645 on February 23, 2020 and (iii) 645 on February 23, 2021. 1,649 of Mr. Weissman’s restricted stock units, which vested in February and March 2019, were settled on March 15, 2019.

(12)

For Mr. Weissman, the restricted stock units included in this column exclude 807 shares that vested at 69.0% based on 2018 performance and 1,437 shares that vested at 72.2% based on relative total shareholder return, both of which were settled on March 15, 2019.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the NEOs during the fiscal year ended December 31, 2018.

	Stock Awards

Name	Number of Paired Shares Acquired on Vesting or Settlement (#)(1)	Value Realized on Vesting or Settlement ($)

Jonathan S. Halkyard	39,142	$753,727

Brian T. Nicholson	—	—

David Clarkson	8,383	$277,709

James G. Alderman Jr.	4,368	$84,238

Christopher N. Dekle	4,055	$76,885

Howard J. Weissman	3,721	$70,572

(1)	Represents Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan.

Deferred Compensation Plan

The following table summarizes participation by our NEOs in our defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified:

	Executive Contributions in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions(2)	Aggregate Balance at Last FYE

Jonathan S. Halkyard	$—	$—	$(2,285)	$—	$54,157

Brian T. Nicholson	$—	$—	$—	$—	$—

David Clarkson	$65,716	$7,113	$(3,213)	$—	$91,508

James G. Alderman Jr.	$25,523	$12,762	$(5,792)	$—	$72,562

Christopher N. Dekle	$19,063	$9,531	$(2,538)	$—	$52,628

Howard J. Weissman	$6,572	$—	$(693)	$—	$10,247

(1)	Amounts included in this column are also reflected in “All Other Compensation” as reported in the Summary Compensation Table.

(2)	Withdrawals and distributions permitted after a minimum of two years after enrollment.

36 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

Our nonqualified deferred compensation plan provides an opportunity for NEOs and other eligible associates to increase savings and retirement accumulation on a tax-advantaged basis, beyond the limits of the company’s 401(k) plan. The plan allows participants to defer (i) up to 50% of annual compensation from base compensation and up to 100% of annual compensation from earned incentive bonus, and (ii) any 401(k) plan contributions returned as a result of any failure of the 401(k) plan to pass non-discrimination testing. The plan provides an alternative method for participants to save and invest on a pretax basis and utilize a diverse choice of investment options.

ESH REIT matches 50% of base salary deferrals for the first 6% of base salary deferred. Match contributions are capped at the lesser of (i) 3% of base salary or (ii) amounts deferred beyond $275,000 of a participant’s total annual compensation.

Distributions can be made upon separation from service, unforeseeable emergency, disability or death, or an in-service specified date. Distribution timing is elected by the plan participant at the time of enrollment. The participant selects investment funds from a broad range of options. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2018. As of such date, each of our NEOs was subject to the terms of the Severance Plan.

Severance Plan

The Severance Plan provides that in the event a participant with the title of Executive Vice President or above is terminated without Cause or by the participant for Good Reason, the participant shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

>

a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for the CEO, 1.5 x in both instances, and, for Messrs. Clarkson and Weissman, who under the Severance Plan are entitled to payments and benefits provided to participants with the title of Vice President, 0.5 x annual base salary only);

>

continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months (6 months for Vice Presidents) following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the participant becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

>	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Pursuant to the Severance Plan, each of our NEOs is bound by perpetual confidentiality and non-disparagement restrictions, and non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 37

Equity Awards

In the event of a termination of employment for any reason, all unvested time-based RSUs and unvested performance-based RSUs generally shall be forfeited without consideration as of the date of such termination, subject to treatment upon or in connection with a Change in Control, as set forth below.

With respect to RSUs granted prior to 2018, upon a Change in Control, with respect to each of our NEOs, restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

With respect to RSUs granted in 2018, in the event the grantee’s employment is terminated without Cause (x) and a Change in Control occurs within the Pre-CIC Period (as defined below), the NEO’s unvested time-based RSUs and unvested rTSR RSUs shall become fully vested upon such Change in Control; and (y) on the date of or during the two-year period following a Change in Control, all unvested Time-Based RSUs and unvested rTSR RSUs shall become vested on the date of such termination (with respect to each of (x) and (y), the rTSR RSUs to become vested at the target performance level). The “Pre-CIC Period” is the period beginning on the date the NEO is terminated without Cause and ending on the earlier of (i) the date that is six months following such termination and (ii) March 15th of the calendar year following the calendar year in which such termination occurs.

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason

Jonathan S. Halkyard	$1,350,000	$1,350,000	$21,609	$—	$2,721,609

Brian T. Nicholson	$460,000	$460,000	$20,225	$—	$940,225

David Clarkson	$119,885	$—	$10,113	$—	$129,998

James G. Alderman Jr.	$430,000	$430,000	$20,225	$—	$880,225

Christopher N. Dekle	$375,000	$375,000	$20,549	$—	$770,549

Howard J. Weissman	$129,966	$—	$10,113	$—	$140,079
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(3)

Jonathan S. Halkyard	$1,350,000	$1,350,000	$21,609	$3,197,650	$5,919,259

Brian T. Nicholson	$460,000	$460,000	$20,225	$232,500	$1,172,725

David Clarkson	$119,885	$—	$10,113	$182,466	$312,464

James G. Alderman Jr.	$430,000	$430,000	$20,225	$1,123,983	$2,004,208

Christopher N. Dekle	$375,000	$375,000	$20,549	$208,956	$979,505

Howard J. Weissman	$129,966	$—	$10,113	$113,693	$253,772

(1)	Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.

(2)

Amounts in this column represent the value of the acceleration of restricted stock units which were outstanding as of December 31, 2018. As of December 31, 2018, the fair market value of a Paired Share was $15.50.

38 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

(3)

Of the amounts included in the “Equity Acceleration” column, the following amounts would be payable upon a Change in Control (assumed to occur on December 31, 2018) whether or not there is a termination of employment: $426,777, $0, $49,600, $792,577, $58,420 and $53,661 for Messrs. Halkyard, Nicholson, Clarkson, Alderman, Dekle and Weissman, respectively.

For purposes of the equity awards, the terms below are generally defined as follows:

>

“Change in Control” is defined in the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to ESH REIT: (a) any person (other than any person in connection with a non-control transaction as defined below) acquires securities of ESH REIT representing fifty percent or more of the combined voting power of ESH REIT’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of ESH REIT’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

>

“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

>

“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 39

termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

40 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

proposal 3:

ratification of auditor appointment

3

Proposal No. 3

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

Recommendation

The Board unanimously recommends that you vote “FOR” Proposal No. 3 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of ESH Hospitality, Inc. for the fiscal year ending December 31, 2019.

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Deloitte also served as our independent registered accounting firm for fiscal year 2018. The services provided to us by Deloitte in fiscal year 2018 are described in the section of this Proxy Statement entitled “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting ESH REIT’s independent registered public accounting firm for 2019. Accordingly, shareholder approval is not required to appoint Deloitte as ESH REIT’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If ESH REIT’s shareholders do not ratify the selection of Deloitte as ESH REIT’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of ESH REIT’s shareholders.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 41

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2018 and 2017.

Type of Fees	December 31, 2018	December 31, 2017

Audit fees(1)	$932,500	$994,500

Audit-related fees(2)	—	—

Tax fees(3)	—	—

Total	$932,500	$994,500

(1)

Audit fees consist of fees for the audit of ESH REIT’s annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of ESH REIT’s financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings.

(2)

Audit-related fees consist of fees for assurance and related services that are traditionally performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as ESH REIT’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of ESH REIT’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by ESH REIT to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by ESH REIT to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2018, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

42 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

>	bookkeeping or other services related to the accounting records or financial statements of ESH REIT;

>	financial information systems design and implementation;

>	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

>	actuarial services;

>	internal audit outsourcing services;

>	management functions or human resources;

>	broker or dealer, investment adviser or investment banking services;

>	legal services and expert services unrelated to the audit; and

>	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on the investor relations section of our website at www.aboutstay.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee consists of Ms. Anand, Mr. Kent, and Ms. Palmer, with Ms. Anand serving as Chair. The Audit Committee oversees ESH REIT’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, ESH REIT’s internal auditors and independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available in the investor relations section of our website at www.aboutstay.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the sections titled “Corporate Governance and Board Matters—Board Oversight of Risk Management” and “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following:

>

reviewed and discussed the audited financial statements in the Company’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

>

reviewed with Deloitte, ESH REIT’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of ESH REIT’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 43

>

received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

>	discussed with Deloitte its independence from management and ESH REIT and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

>

discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

>

discussed with ESH REIT’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of ESH REIT’s internal controls and the overall quality of ESH REIT’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as ESH REIT’s independent registered public accounting firm for 2019.

This report has been furnished by the members of the Audit Committee of the Board:

Kapila K. Anand, Chair

Steven E. Kent

Lisa Palmer

44 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 11, 2019 by:

>	each current director and director nominee of ESH REIT;

>	each of the named executive officers of ESH REIT;

>	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

>	all of the executive officers and current directors of ESH REIT as a group.

Percentage of class beneficially owned is based on 188,412,376 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 7,130 shares of Corporation voting preferred stock outstanding as of April 11, 2019.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 45

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
The Vanguard Group(1)	17,341,031	9.20%	—	—	17,341,031	9.20%	17,341,031	9.20%	17,341,031	9.20%
BlackRock, Inc.(2)	10,117,215	5.37%	—	—	10,117,215	5.37%	10,117,215	5.37%	10,117,215	5.37%
Jonathan S. Halkyard(3)	267,952	*	—	—	267,952	*	267,952	*	267,952	*
Brian T. Nicholson	25,113	*	—	—	25,113	*	25,113	*	25,113	*
Christopher N. Dekle	5,950	*	—	—	5,950	*	5,950	*	5,950	*
Howard J. Weissman	27,318	*	—	—	27,318	*	27,318	*	27,318	*
James G. Alderman	9,010	*	—	—	9,010	*	9,010	*	9,010	*
Douglas G. Geoga(4)	497,938	*	7	*	497,938	*	497,938	*	497,938	*
Kapila K. Anand	12,223	*	—	—	12,223	*	12,223	*	12,223	*
Bruce Haase	4,786	*	—	—	4,786	*	4,786	*	4,786	*
Neil Brown	23,846	*	—	—	23,846	*	23,846	*	23,846	*
Steven Kent	5,668	*	—	—	5,668	*	5,668	*	5,668	*
Lisa Palmer	33,602	*	—	—	33,602	*	33,602	*	33,602	*
David Clarkson(5)	23,074	*	—	—	23,074	*	23,074	*	23,074	*
All directors and executive officers of ESH REIT, as a group (11 persons)	913,406	*	7	*	913,406	*	913,406	*	913,406	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.

*	Less than 1%.

(1)

The Vanguard Group filed a Schedule 13G/A with the Securities and Exchange Commission on February 11, 2019 to report beneficial ownership of 17,341,031 Paired Shares held by The Vanguard Group as of December 31, 2018. The Vanguard Group reported that it has sole voting power with respect to 97,808 Paired Shares, shared voting power with respect to 34,083 shares, sole dispositive power with respect to 17,227,159 Paired Shares and shared dispositive power with respect to 113,872 Paired Shares. The address for The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

(2)

BlackRock, Inc. filed a Schedule 13G with the Securities and Exchange Commission on February 8, 2019 to report beneficial ownership of 10,117,215 Paired Shares held by BlackRock, Inc. and certain subsidiaries as of December 31, 2018. BlackRock, Inc. reported that it has the sole voting power with respect to 8,580,904 Paired Shares and sole dispositive power with respect to 10,117,215. The address for BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(3)	Mr. Halkyard owns 10,000 of the Paired Shares included in the table through the Halkyard Family Trust. Mr. Halkyard serves as the trustee of the Halkyard Family Trust.

(4)

Mr. Geoga owns 353,276 of the Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(5)	Mr. Clarkson served in 2018 as the Interim Chief Financial Officer until the effectiveness of Mr. Nicholson’s appointment as Chief Financial Officer.

46 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Class B common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2018. Based solely on our review of the copies of such reports furnished to us and inquiries we have made, as appropriate, to our knowledge all of our Section 16 officers and directors, and other persons who owned more than 10% of our outstanding Class B common stock, fully complied with the reporting requirements of Section 16(a) during 2018, except that Messrs. Halkyard and Weissman inadvertently failed to timely report dispositions of Paired Shares that occurred on March 15, 2016 to satisfy tax withholding obligations in connection with the settlement of restricted stock units, which omissions were corrected by late reports filed on April 23, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review proposed related party transactions and may approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to ESH REIT than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of ESH REIT. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2018.

Tax and Consulting

During the year ended December 31, 2018, ESH REIT paid KMPG LLP $390,521 for tax consulting and compliance services, transfer pricing study and other consulting services.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 47

Overhead Expenses

ESA Management, a subsidiary of the Corporation, incurs costs under a services agreement with the Corporation and ESH REIT for certain overhead services performed on the entities’ behalf. The services relate to executive management, accounting, financial analysis, training and technology. For the year ended December 31, 2018, ESH REIT incurred approximately $9.8 million related to this agreement.

Working Capital

As of December 31, 2018, ESH REIT had an outstanding net payable related to ordinary working capital of approximately $12.6 million due to the Corporation and its subsidiaries. As of December 31, 2018, this amount included certain disbursements ESA Management made on behalf of ESH REIT in the ordinary course of business and the overhead expenses described above under “Overhead Expenses.” Outstanding balances are typically repaid within 30 days.

Leases

ESH REIT’s revenues are derived from three leases. The counterparty to each lease agreement is a subsidiary of the Corporation. Fixed rental revenues are recognized on a straight-line basis. For the year ended December 31, 2018, ESH REIT recognized fixed rental revenues of approximately $450.3 million. ESH REIT recognized approximately $217.2 million of percentage rental revenues for the year ended December 31, 2018.

Each lease agreement, which had an initial term that expired in October 2018, was renewed effective November 1, 2018, for a five-year term that expires in October 2023. Upon renewal, minimum and percentage rents were adjusted to reflect then-current market terms. Each lease contains an automatic five-year renewal, unless lessee provides notice that it will not renew no later than thirty months prior to expiration.

Future fixed rental payments to be received under noncancelable leases as of December 31, 2018, are as follows (in thousands):

Years Ending December 31,

2019		$451,445

2020		$462,860

2021		$474,409

2022		$486,247

2023		$415,112

Total	$ 2,290,073

The future fixed rental payments shown above are subject to change based upon increases or decreases in the number of properties (for example, as a result of asset sales and the development of new properties) owned and ultimately leased by ESH REIT.

48 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

As of December 31, 2018, ESH REIT recorded unearned rental revenues related to January 2019 fixed minimum rent of approximately $37.5 million, rents receivable related to December 2018 percentage rent of approximately $4.1 million and deferred rents receivable of $8.6 million. In ESH REIT’s consolidated financial statements, unearned rental revenues represent fixed minimum rents, which are due one month in advance, rents receivable represents percentage rents, which are due one month in arrears, and deferred rents receivable represents rental revenues recognized in excess of cash rents received.

Distributions

The Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 57% of the outstanding shares of common stock of ESH REIT. Distributions of approximately $157.8 million were paid from ESH REIT to the Corporation in respect of the Class A common stock of ESH REIT during the year ended December 31, 2018.

Issuance of Common Stock

During the year ended December 31, 2018, ESH REIT issued and was compensated approximately $2.9 million for approximately 402,000 shares of Class B common stock, each of which was attached to a share of Corporation common stock to form a Paired Share, used to settle vested restricted stock units.

As of December 31, 2018, approximately 89,000 restricted stock units issued by the Corporation had vested but had not been settled, for which ESH REIT recognized a receivable of approximately $0.4 million.

CEO PAY RATIO

Our CEO Pay Ratio was calculated in compliance with the requirement set forth in Item 402(u) of Regulation S-K. In accordance with the SEC rules, we used a consistently applied compensation measure across our entire employee population (other than Mr. Halkyard) to determine the compensation of the median employee as of December 31, 2018. For our consistently applied compensation measure, we used W-2 compensation (excluding amounts attributable to the settlement of equity awards) of all associates other than Mr. Halkyard (all of whom are full-time) employed during 2018. We then calculated the median employee’s compensation in the same manner as calculated for the named executive officers in the Summary Compensation Table. Mr. Halkyard’s total compensation as reflected on the Summary Compensation Table was $4,871,336, compared to the annual total compensation of the median employee of $245,141, yielding a ratio of 20:1.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 49

frequently asked

questions

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 11, 2019 (the “Record Date”), you owned shares of ESH REIT’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: ESH REIT Class B common stock, $0.01 par value per share, and ESH REIT Class A Common Stock, $0.01 par value per share. Each share of ESH REIT Class B common stock is attached to and trades as a single unit with a share of common stock of the Corporation, par value $0.01 per share, (each, a “Paired Share”). Shares of ESH REIT Class A common stock are owned by the Corporation and are not currently, and are not expected to be, registered for public sale or listed on NASDAQ or any other securities exchange.

As of the Record Date, we had 188,412,376 shares of ESH REIT Class B common stock outstanding and 250,493,583 shares of ESH REIT Class A common stock outstanding, representing approximately 57% of ESH REIT’s total outstanding common stock. With respect to all of the matters submitted for vote at the Annual Meeting, each share of ESH REIT Class A common stock is entitled to one vote and each share of ESH REIT Class B common stock is entitled to one vote. The ESH REIT Class A common stock and the ESH REIT Class B common stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

50 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

frequently asked questions

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	What does the Board recommend?
1.Theelection of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

> (i) vote FOR the election of all nominees named herein;

> (ii) withhold authority to vote for all such nominees; or

> (iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

2. An advisory vote on ESH REIT’s executive compensation.	You may vote FOR or AGAINST the approval, on an advisory basis, of ESH REIT’s executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019, or you may indicate that you wish to ABSTAIN from voting on the matter.

The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with ESH REIT’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 51

frequently asked
questions

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

>	Vote on the Internet on the website shown on the proxy card;

>	Call the toll-free number shown on the proxy card;

>	Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

>	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 11, 2019, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

>	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

>	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

>	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if

52 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

frequently asked questions

you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

>	FOR the election of the director nominees.

>	FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

>	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

What votes need to be present to hold the Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of NASDAQ, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors and the advisory vote on our executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 53

frequently asked
questions

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each proposal:

Proposal	Voting Requirement

1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	In an election where the number of director nominees does not exceed the number of directors to be elected, each director must be elected by a majority of the votes cast. In an election where the number of director nominees exceeds the number of directors to be elected, then director nominees shall be elected by a plurality of the votes cast. If any director fails to receive a majority of the votes cast in an uncontested election, our Corporate Governance Guidelines require that the director tender his or her resignation, which the Board may then accept or reject.

2. An advisory vote on ESH REIT’s executive compensation.	To be approved, on an advisory basis, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation

54 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

frequently asked questions

materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2018 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2018 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2018 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2018 Annual Report, and wish to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Exchange Act for shareholders to propose actions for consideration at the 2020 annual meeting of shareholders?

December 20, 2019 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2020 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2020 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than January 31, 2020 and no later than March 2, 2020. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 55

frequently asked
questions

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.astfinancial.com

56 | 2019 PROXY STATEMENT	ESH HOSPITALITY, INC.

other matters

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.esa.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the investor relations section of our website at www.aboutstay.com as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on the investor relations section of our website at www.aboutstay.com under the headings “Corporate Governance—ESH Hospitality—Governance Documents.” We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of April 11, 2019, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

By Order of the Board of Directors,

Christopher N. Dekle	Charlotte, North Carolina
General Counsel and Corporate Secretary	April 25, 2019

ESH HOSPITALITY, INC.	2019 PROXY STATEMENT | 57

www.ESA.com

EXTENDED STAY AMERICA, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277    VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    E76270-P25017    KEEP THIS PORTION FOR YOUR RECORDS    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    EXTENDED STAY AMERICA, INC. ForWithholdFor All To withhold authority to vote for any individual AllAllExceptnominee(s), mark “For All Except” and write the The Board of Directors recommends you vote “FOR ALL”number(s) of the nominee(s) on the line below. on proposal 1. 1. To elect as Directors of Extended Stay America, Inc. the!!! nominees listed below:    Nominees: 01)Jonathan S. Halkyard05)Jodie W. McLean 02)Douglas G. Geoga06)Thomas F. O’Toole 03)Kapila K. Anand07)Richard F. Wallman 04)Ellen Keszler    The Board of Directors recommends you vote “FOR” proposals 2 and 3.ForAgainstAbstain 2.The approval, on an advisory basis, of the Corporation’s executive compensation!!! 3.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019!!! NOTE: Such other business as may properly come before the meeting or any adjournment thereof.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.    Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2018 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2018, are available free of charge on the Investor Relations section of our website (www.aboutstay.com) or at www.proxyvote.com.    E76271-P25017 EXTENDED STAY AMERICA, INC. This proxy is being solicited by the Board of Directors for the Annual Meeting of Shareholders on May 30, 2019 8:00 AM The shareholder(s) of Extended Stay America, Inc. (the “Corporation”) referenced on the reverse side hereof hereby appoints Jonathan S. Halkyard and Christopher N. Dekle, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of the Corporation’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on the 30th day of May, 2019, and at any and all adjournments thereof, on all matters coming before said meeting. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval, on an advisory basis, of the Corporation’s executive compensation; and “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. Continued and to be signed on reverse side

ESH HOSPITALITY, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277    VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    E76272-P25017    KEEP THIS PORTION FOR YOUR RECORDS    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    ESH HOSPITALITY, INC. ForWithholdFor AllTo withhold authority to vote for any individual AllAllExceptnominee(s), mark “For All Except” and write the The Board of Directors recommends you vote “FOR ALL”number(s) of the nominee(s) on the line below. on proposal 1. 1.To elect as Directors of ESH Hospitality, Inc. the nominees!!! listed below: Nominees: 01)Jonathan S. Halkyard05)Bruce N. Haase 02)Douglas G. Geoga06)Steven E. Kent 03)Kapila K. Anand07)Lisa Palmer 04)Neil T. Brown    The Board of Directors recommends you vote “FOR” proposals 2 and 3.ForAgainstAbstain 2.The approval, on an advisory basis, of ESH REIT’s executive compensation!!! 3.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019!!! NOTE: Such other business as may properly come before the meeting or any adjournment thereof.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.    Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2018 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2018, are available free of charge on the Investor Relations section of our website (www.aboutstay.com) or at www.proxyvote.com. E76273-P25017 ESH HOSPITALITY, INC. This proxy is being solicited by the Board of Directors for the Annual Meeting of Shareholders on May 30, 2019 8:30 AM The shareholder(s) of ESH Hospitality, Inc. (“ESH REIT”) referenced on the reverse side hereof hereby appoints Jonathan S. Halkyard and Christopher N. Dekle, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of ESH REIT’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of ESH REIT to be held on the 30th day of May, 2019, and at any and all adjournments thereof, on all matters coming before said meeting. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the approval, on an advisory basis, of ESH REIT’s executive compensation; and “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. Continued and to be signed on reverse side